As filed with the Securities and Exchange Commission on December 21, 2023

Securities Act File No. 333-274323

Investment Company Act File No. 811-23899

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 2

Post-Effective Amendment No.

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 2

MEKETA INFRASTRUCTURE FUND

(Exact Name of Registrant as Specified in Charter)

80 University Avenue

Westwood, MA 02090

(Address of Principal Executive Offices)

(212) 802-8500

(Registrant’s Telephone Number)

Michael Bell

c/o Meketa Capital, LLC

80 University Avenue

Westwood, MA 02090

(Name and Address of Agent for Service)

Copy to:

Gregory C. Davis

Paulita A. Pike

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

413-315-6300

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED DECEMBER 21, 2023

MEKETA INFRASTRUCTURE FUND

Class I Shares

Class II Shares

Class III Shares

Prospectus Dated [   ]

Meketa Infrastructure Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in investments that provide direct or indirect exposure to infrastructure assets. The Fund seeks to obtain exposure to infrastructure assets directly, or indirectly through special purpose vehicles, primarily through: (i) investments in the equity securities issued by private infrastructure companies that may own or otherwise be responsible for (e.g., under a contractual or concession agreement) operating assets, and/or assets in development and/or under construction (“Portfolio Companies”); (ii) privately-issued debt instruments issued by infrastructure companies or otherwise backed by infrastructure assets (including, senior, subordinated, second lien, mezzanine, bonds, or collateralized loans) (“Infrastructure Credit Instruments”); (iii) primary and secondary investments in private infrastructure funds managed by third-party managers (such funds, “Portfolio Funds” and the managers to such funds, “Portfolio Fund Managers”); and (iv) publicly listed vehicles including special purpose acquisition companies (“SPACs”), investment funds, and individual companies, utilities, and master limited partnerships that hold themselves out as pursuing the business of infrastructure ownership, operations, and/or investing (“Public Infrastructure Investments,” together with Portfolio Companies, Infrastructure Credit Instruments, and Portfolio Funds, “Infrastructure Investments”). The Fund will also invest in short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles (“Short-Term Investments” together with Infrastructure Investments, “Fund Investments”). The Fund defines an “infrastructure company” as a company that directly or indirectly derives at least 50% of its revenues from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, maintenance and/or operation of infrastructure assets. The Fund defines “infrastructure assets” as assets that primarily comprise physical facilities, buildings, systems, and networks, and their associated operations in sectors and industries including energy, power, communication, transportation, social (e.g., education, hospitals, judicial buildings, etc.), water, and waste. Investments in Infrastructure Investments may include investments in distressed companies. The Fund will seek to allocate Portfolio Company exposure across multiple infrastructure sectors, geographies, size, private infrastructure sponsor, and “vintage year” (i.e., the year in which a private fund begins investing). The Fund will invest on a global basis, predominantly in developed countries and regions, including North America, Latin

America, Europe, and Asia-Pacific, and to a lesser extent potentially in emerging markets. As such, the Fund’s portfolio may include investments in a number of different currencies.

The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “General Risks” and “Limits of Risk Disclosure”.

	Class I Shares	Class II Shares	Class III Shares	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Unlimited
Sales Charge (Load)(2)(3)	None	None	None	None
Proceeds to the Fund (Before Expenses)(4)	Amount Invested at Current NAV	Amount Invested at Current NAV	Amount Invested at Current NAV	Unlimited

(1)	Foreside Financial Services, LLC acts as the principal underwriter of the Fund’s shares on a best-efforts basis. Generally, the stated minimum investment in the Fund is $1,000,000 for Class I Shares, $50,000 for Class II Shares and $25,000,000 for Class III Shares, which stated minimum may be reduced for certain investors. See “Purchasing Shares” below.
(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). The Fund may waive the early repurchase fee for certain categories of Shareholders or transactions, such as repurchases of Shares in the event of the Shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. See “Quarterly Repurchase Offers.”
(3)	The Fund is permitted to allocate costs and charges imposed by Portfolio Funds to Shareholders tendering their shares for repurchase if such Portfolio Fund interests are liquidated as a result of repurchase tenders by Shareholders. Any such costs and charges are limited to a maximum amount of 2.00% of the value of the Shares repurchased and apply only to Shares not otherwise subject to an Early Repurchase Fee. See “Early Repurchase Fees/Redemption Charges.”
(4)	Shares are offered in a continuous offering at the Fund’s then-current net asset value (“NAV”) per Share. The Fund’s initial offering expenses are described under “Fund Expenses.”

This prospectus (the “Prospectus”) applies to the offering of three separate classes of shares of beneficial interest (“Shares”) in the Fund, designated as Class I Shares, Class II Shares and Class III Shares. The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Fund to offer more than one class of Shares. As of the date of this Prospectus, Class II Shares are not offered to investors. The Fund’s Shares are generally offered at the net asset value (“NAV”) per Share on each regular business day. The Fund is authorized to issue an unlimited number of Shares. The Fund reserves the right to reject a purchase order for any reason.

Shareholders of the Fund (“Shareholders”) do not have the right to redeem their Shares. However, as described below, in order to provide some liquidity to Shareholders, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for a portion of its outstanding Shares. Subject to applicable law and approval of the Fund’s Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the applicable NAV per Share, reduced by any applicable repurchase fee. Written notification of each quarterly repurchase offer will be sent to Shareholders at least twenty-one (21) and no more than forty-two (42) days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the Fund’s NAV applicable to a repurchase offer is calculated will occur no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day if the fourteenth calendar day is not a business day). The Fund expects to make its first repurchase offer in the second quarter of 2024. If a repurchase offer is oversubscribed, the Fund may repurchase shares on a pro rata basis and Shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. See “Quarterly Repurchase Offers” and “General Risks— Repurchase Offers Risk” below and “Fundamental Policies” in the Fund’s statement of additional information (the “SAI”).

All or a portion of the distributions made to you by the Fund may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to Meketa Capital, LLC, the Fund’s investment adviser. See “Certain Tax Considerations.”

Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is subject to, among others, the following risks:

●	Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.

●	You should not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs.

●	Although the Fund is required to implement a Share repurchase program, the Fund does not expect to repurchase more than 5% of its shares in any quarter.

●	Although the Fund will offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors, if any.

●	Shares are speculative and involve a high degree of risk, including the risk associated with leverage. See “General Risks—Leverage.”

This Prospectus provides important information that you should know about the Fund before investing. You should read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including the SAI, dated [ ], has been filed with the SEC. You can request a copy of the SAI and annual and semi-annual reports of the Fund (when available) without charge by writing to the Fund at Ultimus Fund Solutions, LLC, PO Box 541150, Omaha, NE 68154-9150, or by calling the Fund toll-free at 833-668-3414. These reports may also be accessed without charge on the Fund’s website (www.meketacapital.com). You may also call the Fund’s toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The SAI is incorporated by reference into this Prospectus in its entirety. You can view information about the Fund, including the SAI and other material incorporated by reference into the Fund’s registration statement on the SEC’s website (http://www.sec.gov).

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Foreside Financial Services, LLC (the “Distributor”) acts as the distributor for the Shares. In addition, certain U.S. institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

Table of Contents

Summary	1
Summary of Fund Expenses	12
Financial Highlights	14
Use of Proceeds	15
Investment Objective and Strategies	15
Infrastructure Market Overview	16
Investment Process Overview	21
Investment Policies	22
General Risks	24
Management of the Fund	44
Management Fee	48
Distributor	48
Shareholder Servicing Plan and Distribution and Service Plan	49
Services	50
Custodian	51
Fund Expenses	51
Conflicts of Interest	53
Dividends and Distributions	54
Dividend Reinvestment	55
Outstanding Securities	55
Quarterly Repurchase Offers	55
Calculation of Net Asset Value; Valuation	58
Certain Tax Considerations	60
ERISA Considerations	70
Description of Shares	71
Purchasing Shares	71
Additional Information	72
Futures Transactions	72
Summary of the Declaration of Trust	72
Independent Registered Public Accounting Firm; Legal Counsel	74
Inquiries	74
Privacy Notice	75

i

Summary

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the agreement and declaration of trust of the Fund (the “Declaration of Trust”).

The Fund

Meketa Infrastructure Fund (the “Fund”) is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on July 31, 2023. The Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer more than one class of Shares. The Fund is authorized to issue three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class II and Class III Shares, and the Fund may offer additional classes of Shares in the future. Each class of Shares is subject to different fees and expenses. As of the date of this Prospectus, Class II Shares are not offered to investors.

Investment objective and strategies

The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in investments that provide direct or indirect exposure to infrastructure assets. The Fund seeks to obtain exposure to infrastructure assets directly, or indirectly through special purpose vehicles (“SPVs”), primarily through: (i) investments in the equity securities issued by private infrastructure companies that may own or otherwise be responsible for (e.g., under a contractual or concession agreement) operating assets, and/or assets in development and/or under construction (“Portfolio Companies”); (ii) privately-issued debt instruments issued by infrastructure companies or otherwise backed by infrastructure assets (including, senior, subordinated, second lien, mezzanine, bonds, or collateralized loans) (“Infrastructure Credit Instruments”); (iii) primary and secondary investments in private infrastructure funds managed by third-party managers (such funds, “Portfolio Funds” and the managers to such funds, “Portfolio Fund Managers”); and (iv) publicly listed vehicles including special purpose acquisition companies (“SPACs”), investment funds, and individual companies, utilities, and master limited partnerships that hold themselves out as pursuing the business of infrastructure ownership, operations, and/or investing (“Public Infrastructure Investments,” together with Portfolio Companies, Infrastructure Credit Instruments, and Portfolio Funds, “Infrastructure

Investments”). The Fund will also invest in short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles (“Short-Term Investments” together with Infrastructure Investments, “Fund Investments”). The Fund defines an “infrastructure company” as a company that directly or indirectly derives at least 50% of its revenues from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, maintenance and/or operation of infrastructure assets. The Fund defines “infrastructure assets” as assets that primarily comprise physical facilities, buildings, systems, and networks, and their associated operations in sectors and industries including energy, power, communication, transportation, social (e.g., education, hospitals, judicial buildings, etc.), water, and waste. Investments in Infrastructure Investments may include investments in distressed companies. The Fund will seek to allocate Portfolio Company exposure across multiple infrastructure sectors, geographies, size, private infrastructure sponsor, and “vintage year” (i.e., the year in which a private fund begins investing). The Fund will invest on a global basis, predominantly in developed countries and regions, including North America, Latin America, Europe, and Asia-Pacific, and to a lesser extent potentially in emerging markets. As such, the Fund’s portfolio may include investments in a number of different currencies.

Subject to oversight of the Adviser, Meketa Investment Group, Inc. (the “Sub-Adviser”) serves as the sub-adviser of the Fund. The Fund’s portfolio managers are comprised of individuals from each of the Adviser and Sub-Adviser who manage the day-to-day portfolio management of the all the Fund’s assets through an investment committee (the “Investment Committee”). The Investment Committee manages the Fund’s portfolio with a view towards maintaining sufficient liquidity to comply with the interval fund requirements under the 1940 Act. Accordingly, the Investment Committee may make investments and commitments based, in part, on anticipated future distributions from investments. The Investment Committee also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors and any distributions made to investors. See “Investment Process Overview” below.

Asset allocation and investment selection are guided by the investment analysis of the Investment Committee, which takes into account changes in the market environment.

The Investment Committee intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

●	Allocating investments and commitments across multiple sectors, geographies, size, private infrastructure sponsor, and “vintage year” (i.e., the year in which a private fund begins investing); and

●	Actively managing cash and liquid assets.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Investment Committee may sell certain of the Fund’s assets.

The Fund intends to hold liquid assets to the extent required for purposes of liquidity management and compliance with the interval fund requirements under the 1940 Act. After the initial period of investment operations, over time during normal market conditions, it is generally not expected that the Fund will hold more than 15% of its net assets in cash or cash equivalents for extended periods of time. To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes and to satisfy repurchase requests.

The Fund limits its investments in Portfolio Funds that are excluded from the definition of “investment company” under the 1940 Act solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”) to no more than 15% of the Fund’s net assets at the time of investment. The balance of the Fund’s investments will be in other investments, including Portfolio Companies, Infrastructure Credit Instruments, Portfolio Funds that are not Private Investment Companies (i.e., publicly listed vehicles), and cash and cash equivalents. The Fund’s investments in Portfolio Companies may be made through SPVs, which are private entities formed by a third-party manager to invest in a particular Portfolio Company. Investments in SPVs are common when investing in a single issuer. SPVs in which the Fund may invest will be controlled by third parties. See “General Risks—Regulatory Risks of Private Investment Companies.”

There can be no assurance that the Fund’s portfolio design and risk management strategies will be successful or that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. See “Investment Policies.”

Summary of Risk factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “General Risks,” including the following risks:

	●	The Fund is newly organized, has no operating history and is subject to all of the business risks and uncertainties associated with any new business. The Fund is an unlisted closed-end fund designed primarily for long-term investors, and liquidity is limited to periodic repurchases of Shares. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable.

	●	The Fund is completely dependent on the ability of the Investment Committee to identify and implement Fund Investments as opportunities arise. The Investment Committee has full discretionary authority to identify, structure, allocate, administer, monitor and liquidate Fund Investments.

●	The Fund will concentrate its investments in the infrastructure industry and may focus its investments in one or more infrastructure market segments (e.g., transportation, energy/utilities, social infrastructure and communications assets). To the extent that the Fund’s portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

●	The Fund is “non-diversified” and may invest a significant percentage of its assets in the securities of a single issuer.

●	Fund Investments may have limited operating histories, and the information the Fund is able to obtain about such investments may at times be limited.

●	Fund Investments will include investments in infrastructure companies in the early phases of development, which involve a high degree of business and financial risk.

●	The performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information.

●	The allocation among Fund Investments may vary from time to time, especially during the Fund’s initial period of investment operations.

●	The Fund competes for investments with other investment funds, many of which are substantially larger and have greater resources than the Fund.

●	Infrastructure Investments will often be illiquid.

●	The valuation of Infrastructure Investments is ordinarily determined based upon valuations provided by the Portfolio Fund Managers or other third parties, which are generally only independently audited on an annual, and not quarterly, basis.

●	Valuations reported by Portfolio Fund Managers or other third parties, which will form the basis for the Fund’s net asset value, may be subject to later adjustment or revision. Valuations of private companies are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates. The Adviser expects to engage the services of a third-party valuation service to assist its valuations of Fund Investments in certain circumstances.

●	The Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act.

●	Restrictions under the 1940 Act may prevent the Fund from participating in certain favorable investment opportunities or may lead to a lack of exposure to a certain type of investment.

●	If the Fund fails to qualify for or maintain regulated investment company (“RIC”) tax treatment, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution, and the amount of the Fund’s distributions.

Lack of information about the contents of Portfolio Funds may make it difficult for the Adviser to monitor the sources of the Fund’s income and otherwise to meet the requirements for RIC tax treatment.

●	Legal, tax and regulatory changes could occur during the term of the Fund, which may have a material, adverse effect on the Fund.

●	Additional subscriptions for Shares will dilute the indirect interests of existing Shareholders in Fund Investments.

●	If the Fund develops a need for additional capital for investments or other reasons, sources of funding may not be available to the Fund.

●	Neither the Adviser nor the Sub-Adviser is prohibited from managing other investment entities that make the same types of investments as those the Fund targets.

●	The Fund may maintain a sizable cash position in anticipation of capital calls or near-term investment opportunities.

●	The Portfolio Funds and (subject to applicable law) the Fund may employ leverage through borrowing and may acquire interests in companies with highly leveraged capital structures.

●	Overall securities market risks may affect the value of individual instruments in which the Fund invests.

●	The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

●	The Fund is subject to financial market risk, including changes in interest rates.

●	Fund Investments may include private credit instruments of companies (including, senior, subordinated, second lien, mezzanine, bonds or collateralized loans), which involve substantial risks.

●	Fund Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities (commonly known as “junk bonds”).

●	The Fund will invest on a global basis, predominantly in developed countries and regions, including North America, Latin America, Europe, and Asia-Pacific, and to a lesser extent potentially in emerging markets. As such, the Fund’s portfolio may include investments in a number of different currencies.

●	Accounting, auditing and reporting standards in non-U.S. countries in which the Fund may invest may not provide the same degree of protection or information to investors as those standards generally applicable to U.S. issuers.

●	Portfolio Fund operations are not transparent, and neither the Adviser nor the Sub-Adviser controls the investments or operations of Portfolio Funds.

●	Shareholders bear asset-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level.

●	Private companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability.

●	Private companies may be required to rapidly implement and improve operational, financial and management control systems, and any failure to do so may have a material, adverse effect on their business.

●	The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack.

Management	The Fund’s Board of Trustees (the “Board,” and each member of the Board, a “Trustee”) has overall responsibility for the management and supervision of the business operations of the Fund. See “Management of the Fund—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser	Meketa Capital, LLC (“Meketa Capital” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and serves pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”). The Adviser was organized under the laws of the State of Delaware on August 23, 2023.

The Sub-Adviser	Meketa Investment Group, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is registered under the Advisers Act and serves pursuant to a sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). Certain individuals from the Sub-Adviser are designated as members of the Investment Committee. The Sub-Adviser began business in 1974 as a partnership and was incorporated in Massachusetts in 1978.

The Investment Committee	The Fund’s portfolio managers, comprised of individuals from each of the Adviser and Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund as members of the Investment Committee. The Investment Committee manages the investment and reinvestment of the Fund’s assets in conformity with the investment objective, policies and restrictions of the Fund.

Fund services	The Fund has retained Ultimus Fund Solutions, LLC (the “Administrator”) to provide certain fund services, including fund administration, fund accounting and transfer agency services to the Fund. Fees and expenses of the Administrator are paid by the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fund Expenses” below.

Fees and expenses	On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “Fund Expenses.”

Management Fee. As compensation under the Investment Management Agreement, the Fund pays the Adviser a monthly Management Fee equal to 1.50% on an annualized basis of the average daily net assets of the Fund. The Adviser may but is not obligated to waive up to 0.50% of the Management Fee on cash and cash equivalents held in the Fund from time to time. Any such voluntary reimbursement is not eligible for recoupment and may be terminated at any time. See “Management Fee.”

Sub-Advisory Fee. As compensation under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly sub-advisory fee equal to 0.40% of the average daily net assets of the Fund.

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid by the Fund a monthly fee at an annualized rate calculated based on the average daily net assets of the Fund, subject to a minimum monthly fee, and certain fixed fees (the “Administration Fee”). The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator fees for transfer agency services. See “Services.”

Compliance and Treasury Services Fee. PINE Advisors LLC (“PINE”) provides compliance and treasury services to the Fund. In consideration for these services, PINE is paid a monthly fee by the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses. See “Services.”

Shareholder Servicing Fee. The Fund has adopted a Shareholder Servicing Plan with respect to Class I Shares, under which the Fund is permitted to pay as compensation to qualified recipients up to 0.10% on an annualized basis of the average daily net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”). The Shareholder Servicing Fee is paid out of the Fund’s assets. Class II Shares and Class III Shares are not subject to the Shareholder Servicing Fee. See “Shareholder Servicing Plan.”

Distribution and Service Fee. The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to operate under a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation to the Distributor or other qualified recipient up to 0.25% on an annualized basis of the average daily net assets of the Fund attributable to Class II Shares (the “Distribution and Service Fee”). Class I Shares and Class III Shares are not subject to the Distribution and Service Fee. As of the date of this Prospectus, Class II Shares are not offered to investors. See “Distribution and Service Plan.”

Expense Limitation Agreement	The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the average daily net assets of the applicable class of Shares of the Fund) of 2.00%, 2.15% and 1.90% with respect to Class I Shares, Class II Shares and Class III Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other transactional expenses (including fees, legal costs and brokerage commissions associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, and other investments), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through July 31, 2025 and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than ten (10) days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. See “Expense Limitation Agreement.”

Distributions	Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

Return of Capital	All or a portion of the distributions made to you by the Fund may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent disposition of the Shares. See “Certain Tax Considerations.”

Purchasing Shares	The minimum initial investment in the Fund is $1,000,000 for Class I Shares, $50,000 for Class II Shares and $25,000,000 for Class III Shares, and the minimum additional investment in the Fund is $5,000 for each class of Shares. For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased by one year from the date of this prospectus for Class III Shares and within six months from the initial purchase for Class I Shares and Class II Shares by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $5,000. The stated investment minimums may be reduced for certain investors. See “Purchasing Shares” below.

The Fund has received exemptive relief from the SEC that permits the Fund to offer more than one class of Shares. As of the date of this Prospectus, Class II Shares are not offered to investors.

Shares are generally offered at the NAV per Share on each regular business day.

Quarterly Repurchase Offers

The Fund is an “interval fund” that operates pursuant to Rule 23c-2 under the 1940 Act. In order to provide liquidity to Shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at the applicable NAV per Share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the applicable NAV per Share, which is the minimum amount permitted. Written notification of each quarterly repurchase offer will be sent to Shareholders at least twenty-one (21) and no more than forty-two (42) days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the Fund’s NAV applicable to a repurchase offer is calculated will occur no later than fourteen (14)

days after the Repurchase Request Deadline (or the next business day if the fourteenth calendar day is not a business day). The Fund expects to distribute payment to Shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. If a repurchase offer is oversubscribed, the Fund may repurchase shares on a pro rata basis and shareholders may only be able to have a portion of their Shares repurchased. The Fund’s initial repurchase offer is expected to occur on or about the second quarter of 2024.

In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “General Risks — Repurchase Offers Risk.”

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of Shareholders or transactions, such as repurchases of Shares in the event of the Shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. See “Quarterly Repurchase Offers.”

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, for repurchases of Shares not otherwise subject to an Early Repurchase Fee, the Fund is permitted to allocate to Shareholders, whose Shares are repurchased, costs and charges imposed by the Portfolio Funds, if the Investment Committee determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. The maximum amount of any such charges is 2.00% of the value of the Shares repurchased. See “Early Repurchase Fees/Redemption Charges.”

Unlisted Closed-End Structure; Limited Liquidity	Shares of the Fund will not be listed on any exchange. As a result, Shareholders should look to the Fund’s quarterly repurchase offers as their sole means of liquidating their investment, which may be limited as described above. Additional information regarding Share repurchases is set forth under “Quarterly Repurchase Offers.” Accordingly, you should consider that you may not have access to the funds you invest in the Fund for an indefinite period of time.

Taxes	The Fund intends to elect to be treated, and intends to qualify as and be eligible to be treated, each year as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “Certain Tax Considerations.”

Prospective investors should consult their own tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund. For additional information, see “ERISA Considerations” below.

Reports to Shareholders	Shareholders will receive an audited annual and unaudited semi-annual report for the Fund.

Fiscal and tax year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Summary of Fund Expenses

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION FEES	Class I Shares	Class II Shares(1)	Class III Shares
Maximum Sales Load	None	None	None
Maximum Early Repurchase Fee/Redemption Charges (as a percentage of repurchased amount)(2)(3)	2.00%	2.15%	1.90%

ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)
Management Fee	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fee(4)	None	0.25%	None
Shareholder Servicing Fee(5)	0.10%	None	None
Other Expenses(6)	2.69%	2.69%	2.69%
Acquired Fund Fees and Expenses(7)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.39%	4.54%	4.29%
Fee Reductions and/or Expense Reimbursements(8)	(2.29)%	(2.29)%	(2.29)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.10%	2.25%	2.00%

(1)	As of the date of this Prospectus, Class II are not offered to investors.
(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). The Fund may waive the early repurchase fee for certain categories of Shareholders or transactions, such as repurchases of Shares in the event of the Shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. See “Quarterly Repurchase Offers.”
(3)	The Fund is permitted to allocate costs and charges imposed by Portfolio Funds to Shareholders tendering their shares for repurchase if such Portfolio Fund interests are liquidated as a result of repurchase tenders by Shareholders. Any such costs and charges are limited to a maximum amount of 2.00% of the value of the Shares repurchased and apply only to Shares not otherwise subject to an Early Repurchase Fee. See “Early Repurchase Fees/Redemption Charges.”
(4)	The Fund has received exemptive relief from the SEC permitting it to offer multiple classes of Shares, which allows the Fund to operate under a distribution and service plan (pursuant to Rule 12b-1 under the 1940 Act) for Class II Shares. The Fund may charge a distribution and service (12b-1) fee up to 0.25% of the average daily net assets of the Fund attributable to Class II Shares. The Fund may use these fees to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, in respect of clients to whom they have distributed Class II Shares. See “Shareholder Servicing Plan and Distribution and Service Plan.”
(5)	The Fund charges a shareholder servicing fee up to 0.10% on an annualized basis of the average daily net assets of the Fund attributable to Class I Shares. The Fund uses these fees to compensate financial intermediaries or financial institutions for providing ongoing shareholder servicing in respect of clients holding Class I Shares. See “Shareholder Servicing Plan and Distribution and Service Plan.”
(6)	Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian.
(7)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1.00% to 2.00% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. The “Acquired Fund Fees and Expenses” disclosed above are based on estimated amounts for the Fund’s current fiscal year.
(8)	The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund (excluding brokerage commissions and other transactional expenses (including fees, legal costs and brokerage commissions associated with the acquisition and disposition of primary interests, secondary interests, co-investments, and other investments), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses) to the annual rate (as a percentage of the average daily net assets of the applicable class of Shares of the Fund) of 2.00%, 2.15% and 1.90% with respect to Class I Shares, Class II Shares and Class III Shares, respectively (the “Expense Cap”). For a period ending three years after the end of the month in which the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through July 31, 2025, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management Fee,” “Shareholder Servicing Plan and Distribution and Service Plan,” “Fund Expenses,” “Quarterly Repurchase Offers” and “Purchasing Shares.”

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares. The effects of any waivers or reimbursement agreements are reflected for the contractual periods of any such arrangements only.

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
Class I Shares	$21	$101	$194	$432
Class II Shares	$23	$105	$201	$444
Class III Shares	$20	$98	$189	$423

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

Financial Highlights

The Fund is newly organized and has no operating history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when available.

Use of Proceeds

The Fund will invest the proceeds from the continuous offering of Shares on an ongoing basis in accordance with its investment objective and strategies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds in accordance with its investment objective and strategies as soon as practicable after receipt of the proceeds, first in more liquid publicly traded securities and short-term investments, then in privately offered securities (including Portfolio Companies and Portfolio Funds) as they become available to the Fund, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and strategies, and except to the extent proceeds are held in cash to pay dividends and operating expenses, satisfy repurchase offers or for temporary defensive purposes. See “Purchasing Shares.” Such proceeds will be deposited in the Fund’s account with the custodian of the Fund (the “Custodian”) when received. Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete infrastructure transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Investment Committee may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund Managers to invest the amounts committed by the Fund.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities or money market funds pending investment by the Fund in other securities, pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity.

Investment Objective and Strategies

Investment objective

The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund’s outstanding Shares. The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund.

Investment strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in investments that provide direct or indirect exposure to infrastructure assets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this 80% policy. The Fund seeks to obtain exposure to infrastructure assets directly, or indirectly through SPVs, primarily through: (i) investments in Portfolio Companies; (ii) Infrastructure Credit Instruments; (iii) primary and secondary investments in Portfolio Funds; and (iv) publicly listed vehicles including SPACs, investment funds, and individual companies, utilities, and master limited partnerships that hold themselves out as pursuing the business of infrastructure ownership, operations, and/or investing (“Public Infrastructure Investments,” together with Portfolio Companies, Infrastructure Credit Instruments, and Portfolio Funds, “Infrastructure Investments”). The Fund will also invest in Short-Term Investments. The Fund defines an “infrastructure company” as a company that directly or indirectly derives at least 50% of its revenues from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, maintenance and/or operation of infrastructure assets. The Fund defines “infrastructure assets” as assets that primarily comprise physical facilities, buildings, systems, and networks, and their associated operations in sectors and industries including energy, power, communication, transportation, social (e.g., education, hospitals, judicial buildings, etc.), water, and waste. Investments in Infrastructure

Investments may include investments in distressed companies. The Fund will seek to allocate Portfolio Company exposure across multiple infrastructure sectors, geographies, size, private infrastructure sponsor, and “vintage year” (i.e., the year in which a private fund begins investing). The Fund will invest on a global basis, predominantly in developed countries and regions, including North America, Latin America, Europe, and Asia-Pacific, and to a lesser extent potentially in emerging markets. As such, the Fund’s portfolio may include investments in a number of different currencies.

The Fund seeks to achieve its investment objective by allocating its investments among opportunities within the private infrastructure market that the Investment Committee believes offer the most attractive relative value at a given point in time. The Investment Committee believes that this investment strategy will capitalize on the diverse, dynamic nature of the infrastructure industry.

It is intended that the Fund will provide Shareholders with access to infrastructure investments that are typically only available to institutional investors, thereby offering an opportunity to increase the efficiency of portfolios that currently lack infrastructure exposure.

The principal elements of the Fund’s investment strategy include (i) allocating the assets of the Fund across the broad infrastructure market, (ii) sourcing through well-established relationships for investment opportunities, (iii) selecting the investments that are believed to offer superior relative value, (iv) seeking to manage the Fund’s investment level and liquidity and (v) seeking to manage risk through ongoing monitoring of the portfolio.

●	Asset Allocation. Just as in public equity markets, asset allocation across infrastructure market segments is a cornerstone of long-term portfolio performance. The Fund’s portfolio plan seeks to benefit from long-term allocation of investments through exposure to different infrastructure sectors, geographic markets, investment types and vintage years.

●	Access. In many segments of the private infrastructure market, it is not enough to identify promising investments – access is also required. The Fund seeks to provide Shareholders with access to investments through well-established sourcing relationships that may be unavailable to the investing public due to resource requirements, regulatory restrictions and high investment minimums.

●	Rigorous Investment Analysis. Changing market conditions can dramatically affect the attractiveness of different segments within the overall infrastructure market. Based on its ongoing review of developments in the infrastructure industry, the Investment Committee seeks to identify and overweight the segments that it believes offer the most attractive investment opportunities.

●	Risk Management. The long-term nature of infrastructure investments requires a commitment to ongoing risk management. The Investment Committee seeks to maintain close contact with the Fund’s Portfolio Companies, and to monitor the performance of individual investments by tracking operating information and other pertinent details.

Infrastructure Market Overview

Infrastructure asset class

Infrastructure investments are often made in non-public companies through privately negotiated transactions, but also may be made in public or quasi-public entities through a competitive process resulting in a public-private partnership. Infrastructure assets are generally long-lived physical assets that are valued for their tangible physical qualities in addition to their revenue generation and/or capital appreciation potential. Defining infrastructure characteristics include: long useful lives, high barriers to entry, monopolistic market positioning, stable usage, inelastic demand, stable cash flows, and low long-term exposure to commodity prices. Infrastructure investments have varying degrees of inflation protection properties where revenues have direct links to inflation, such as the Consumer Price Index or other price escalators, or less direct links, such as concession agreements or regulatory schemes that allow for cost recovery or specific profit margins. Concession agreements are agreements between a government and a private company in which the company is granted rights to operate, maintain, or develop specific assets for an agreed-upon period in exchange for fees. Infrastructure assets also typically have an “essentiality” component, for example as associated with transportation, energy and other critical utilities, government operations, and mass communication networks, which helps organize the types of assets into the categories and sub-sectors listed below.

Examples of Infrastructure Assets
Transportation		Energy/Utilities		Social		Communications
●	Toll Roads, Bridges, Tunnels	●	Midstream Transmission & Distribution Systems	●	Hospitals & Medical Facilities	●	Cable Networks
●	Airports	●	Storage Facilities	●	Education Facilities	●	Communication Towers
●	Seaports, Container	●	Power Generation	●	Police & Military Facilities	●	Fiber
●	Terminals	●	Renewable Power & Battery Storage	●	Court Houses	●	Spectrum
●	Commercial Railroads	●	Water Conveyance & Distribution	●	Public Arenas & Recreation	●	Satellite Systems
●	Mass Transit	●	Water/Wastewater Treatment	●	Student Housing	●	Wireless
●	Parking Facilities	●	Waste Treatment
●	Logistics

Infrastructure investment types

●	Direct equity investments. Direct equity investments generally involve taking an interest in equity securities issued by a Portfolio Company (a holding or operating company). Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the execution of the Portfolio Company’s business plan (which may include one or more objectives, such as consistent operations, optimization, development and expansion, and/or growth) through work with the company’s management and board of directors. Direct equity investments may vary in duration, but usually are exited within five to ten years.

The Fund primarily intends to make direct equity investments in infrastructure assets side-by-side with third party private infrastructure funds and their general partners, likely with other investors who may be investors in the subject fund and/or third parties, where the general partners own a majority share, or otherwise have substantial governance rights, in the Portfolio Companies in which the Fund’s investments are made. In making such direct equity investments, the Fund will be a minority investor in the Portfolio Company, and will not have any Portfolio Company management responsibilities, board seats, or any direct role or authority in decision-making or execution of the business plan. As such, the timing of exiting such investments will depend on the decision of the cognizant general partner, with the possible input or vote of one or more large investors. In limited circumstances it may be possible for the Fund to exit a direct investment on an earlier timeframe, by selling its interests to the general partner, another investor, or a third-party, typically subject to the general partner’s permission.

In contrast to private infrastructure fund investments (which require a commitment to a largely unknown portfolio), direct equity investments involve specific situations and particular companies. Accordingly, this style of investing offers the greatest degree of transparency and control in portfolio construction and most directly reflects the Investment Committee’s sourcing and underwriting, skills. In addition, investing in infrastructure assets and companies side-by-side with third party private infrastructure funds is a cost-effective way to make private infrastructure investments, where investors can avoid the management fees, incentive payments, and certain other expenses generally associated with investing indirectly through third party private infrastructure funds (although investors like the Fund may pay a one-time “acquisition” or “transaction” fee that investors in third party private infrastructure funds may not).

●	Private infrastructure fund investments. Private infrastructure fund investments generally involve making a commitment to contribute up to a certain amount of capital to a private infrastructure fund as and when requested by the fund’s manager or general partner. The general partner then makes private infrastructure investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The private infrastructure fund’s investments are usually realized, or “exited” after a five- to ten-year holding period through a private sale or an initial public offering (IPO), and the proceeds are distributed to the fund’s investors. The funds themselves typically have a duration of ten to fifteen years, usually with the possibility of several years’ extension. As such, the holding period for an investment in such a fund could be longer than ten years, depending on the asset type, investment strategy, Portfolio Company business plan, and total fund term.

Primary investments (primaries) are interests or investments in newly established private infrastructure funds. Most private infrastructure groups raise new funds only every three to five years, and many top-performing funds may have limited allocations available for new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading firms are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in individual Portfolio Companies (typically ten to twenty) during a defined investment period. The investments of the fund are usually unknown at the time of commitment and primary investors typically have little or no ability to influence the investments made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential for investment success.

Primary infrastructure investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the net asset value typically declines moderately during the early years of the fund’s life as investment related fees and expenses are incurred before investment gains have been realized. As the fund matures and Portfolio Companies are sold, the pattern typically reverses with increasing net asset value and distributions. The depth and duration of the J-curve at the fund level will depend on the aggregated J-curves of its Portfolio Companies which are determined by the fund’s investment strategy, and to what extent it invests in immediately cash-yielding operating assets, relative to investing in assets that require development, construction, optimization and turn-arounds, or growth plans to achieve the stated return targets. Direct equity investments (as discussed above) can also experience J-curves if they are subject to acquisition or transaction fees.

Secondary investments (secondaries) are interests in existing private infrastructure funds that are acquired in privately negotiated transactions, typically after the end of the private infrastructure fund’s fundraising period. Secondary investments play an important role in a diversified private infrastructure portfolio. Because secondaries allow investors indirectly to acquire Portfolio Company shares later in their holding period, secondaries may exhibit little or none of the “J-curve” characteristics associated with primary investments (as described above). In addition, secondaries typically provide earlier distributions than primaries (also by entering later in the holding period) and may provide valuable purchase price arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary investing, and the nature of the process typically requires significant resources. As a result, generally only very specialized and experienced investors are active secondary market participants.

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Publicly traded infrastructure investments. Publicly traded infrastructure investments include individual publicly listed companies, utilities, and master limited partnerships that pursue the business of infrastructure ownership, operations, and/or investing, including mutual funds and exchange traded funds holding multiple listed infrastructure stocks, listed infrastructure funds and funds-of-funds, SPACs, asset managers, holding companies, investment trusts, closed-end funds, financial institutions, and other vehicles whose primary purpose is to own and operate, invest in, lend capital to, or provide services to privately held infrastructure companies, quasi-governmental infrastructure entities, public-private partnerships, and/or public infrastructure owners and operators.

Infrastructure companies listed on a public stock exchange may have diversified investments and operations across a variety of infrastructure sectors, focus on a few sectors, or specialize in a single sector or sub-sector. They may own, operate, and/or service assets on a global, multi-national, regional, or local basis, doing business in developed countries exclusively, or across a range of developed, developing, and/or emerging markets. Likewise, mutual funds, exchange traded funds, and other multi-stock holding vehicles may also have a diverse to narrow sector and geographic focus. Further, the strategies of individual infrastructure companies and of investment vehicles holding multiple infrastructure companies may vary, from focusing on paying regular dividends to targeting growth and appreciation with little to no dividend. These companies and investment vehicles are regulated by the exchange on which they trade, the relevant financial regulatory authority/ies in the countries in which they are listed, and sometimes by another federal, state, and/or local regulatory body (e.g., publicly traded utilities). Publicly traded infrastructure investments usually have an indefinite duration.

Publicly traded infrastructure investments are typically liquid and capable of being traded daily, in contrast to direct investments and private infrastructure funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded infrastructure transactions are significantly easier to execute than other types of infrastructure investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Private Infrastructure risk-return profiles

The term “risk-return profile”, or sometimes “main strategy” is used to describe investments (or funds that invest) in companies with a particular risk-return profile, mainly with respect to the relative proportion of the total return expected to come from cash yield versus capital appreciation, creating a continuum of the relative components of total return. The different main strategies have distinct risk, return, and correlation characteristics and play different roles within a diversified private infrastructure portfolio. Risk-return profile is often the first dimension established for diversification within an infrastructure investment portfolio. Private infrastructure investments can be broken down generally into five main strategies, with the first four focusing mainly on equity or equity-like investments: core, core plus, value add, opportunistic, and debt. These categories may be further subdivided based on the investment strategies that are employed.

●	Core. These strategies buy assets that are essential to the economy and have a high certainty of revenue through long-term contracts, significant cash yield, and a strong link to inflation, often through a pass-through mechanism. They most typically invest in “secondary stage” assets that are fully operational and require no investment for development. Recently a new category has emerged—“super core”—as offered by a few managers thus far pursuing lower risk/lower return investments than core. The total return of core and super core assets is primarily attributable to current yield.

●	Core plus. These strategies exist between and often overlap core and value add. They may involve facility expansions without a complete retrofit or rehabilitation. They could also reflect a “build to core” strategy, where the assets would have a higher risk-return profile during a development, construction, and early operations stage, but ultimately qualify as a core asset for the long-term hold period. Thus, core plus strategies may have a steeper J-curve than core, and low yields early in the term, with the proportions of total return from yield and appreciation between core and value add.

●	Value add. These strategies buy assets that have many of the same qualities as core assets, but offer the opportunity for additional value creation through further development, new or extended contracts, or increased capacity. These assets are typically “brownfield” situations involving an existing, operating asset needing improvements, repairs, or expansion. They may also involve renegotiating and extending contracts, and repurposing or improving existing assets. Most value add assets derive their return from a combination of yield and capital appreciation.

●	Opportunistic. These strategies often involve new construction or development of an asset, which have more risk than buying an existing operational asset, but also offer the greatest potential return. These investments involve an elevated level of uncertainty, which may be related to revenue stability, future demand or usage, or significant exposure to commodity prices. Target deals may include brownfield assets that are more complicated or involve more capex than value add strategies, and/or “greenfield” assets that do not currently exist. Infrastructure strategies that incorporate elements more commonly associated with private equity strategies (e.g., buyout, growth equity, venture capital, special situations), that may be asset-light, and target private equity-like returns would usually be considered opportunistic. Additionally, this category is also used by some investors to capture certain ex-US strategies, including those in developing or frontier countries. Opportunistic returns in developed markets (most typically defined by Organization for Economic Cooperation and Development (“OECD”) membership.) are driven mostly, if not exclusively by capital appreciation, while in other geographies they could have more of a yield component if executing an otherwise core strategy, for example.

●	Debt. These strategies provide project financing for a range of tenors in the non-equity portion of the capital stack, including senior debt, mezzanine, and convertible notes. Some strategies are designed to appeal as a substitute for fixed income, offering higher yields, while other strategies are marketed as a diversifier for infrastructure portfolios, with lower volatility and better downside protection than equity, but with returns like those of core strategies. Debt returns come primarily from current income. Asset-backed debt often comes with contracted revenues and strong counterparties, which sometimes offers further upside potential through warrants, options, convertible debt, and other instruments.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Infrastructure Investments selected will produce positive returns or that the Fund will achieve its investment objective.

Investment Process Overview

Portfolio planning

The investment process typically begins with portfolio planning, which is designed to provide a framework for the Fund’s long-term allocation across various dimensions of the global infrastructure market, such as: (i) direct equity, private infrastructure fund and publicly traded infrastructure investments; (ii) core, core plus, value add, opportunistic, and debt; and (iii) investments focused in North America, Latin America, Europe, Asia-Pacific and/or emerging markets. As such, the Fund’s portfolio may include investments in a number of different currencies. The portfolio plan also provides for allocation over vintage years and with respect to individual investments. It is expected that through such allocation, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated.

Rigorous investment analysis

The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall infrastructure market. This rigorous investment analysis is typically based on general economic developments, including gross domestic product and inflation levels and trends, as well as broader market conditions and metrics including business cycles, credit spreads (i.e., the difference in yield between two debt securities of the same maturity but different credit quality), equity multiples (i.e., the ratio between the total earnings from an investment and the investment’s current price), IPO opportunities, regulatory developments, and changes in tax or securities law. In addition, variables specific to particular infrastructure sectors (e.g., transportation or energy) and the overall private infrastructure market are typically evaluated. Based on the outcome of this review, the Investment Committee will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.

Due to the long-term nature of infrastructure investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of Fund Investments may deviate significantly from the general relative value views of the Investment Committee, at a particular point in time.

Investment selection

Opportunities are typically sourced through a network of existing relationships with infrastructure managers and investors across the globe and subsequently evaluated individually by the Investment Committee using a structured selection process. See “Due diligence and selection of investments.” As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the infrastructure market.

Due diligence and selection of investments

The Investment Committee typically follows a structured process to source, evaluate, select and monitor investments for the Fund. The Adviser’s/Sub-Adviser’s, as applicable investment professionals are typically involved throughout the process and draw on their significant investment experience, resources and market insights. See “Management of the Fund.” The Investment Committee is responsible for the portfolio plan and for final investment decisions.

●	Deal sourcing. The Investment Committee typically identifies prospective investments from multiple sources, the most important of which is a global network of relationships across the private infrastructure industry. In particular, the Investment Committee believes the scope of its portfolio management team’s investment activities provides a competitive advantage for deal generation, enabling it to access attractive opportunities in local markets around the world.

●	Pre-selection. The initial screening process for investment opportunities is typically based on a confidential information memorandum or an introductory meeting. For opportunities that pass the Investment Committee’s minimum requirements, a due diligence deal team is typically assigned to evaluate the opportunity in detail.

●	Due diligence. The due diligence process typically involves a detailed analysis of various qualitative and quantitative aspects of each opportunity, including assessments by Portfolio Fund Managers. Various tools and databases are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are typically based on information such as industry dynamics, competitive positioning, financial analysis, comparable analysis, interviews with key personnel, third-party consultant reports and/or track record analysis. The portfolio managers review the conclusions of the due diligence analysis and may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.

●	Legal assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are typically considered. Based on this analysis and the findings of external professional advisers, the Adviser’s/Sub-Adviser’s, as applicable, internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and presented to the portfolio managers, who finally approve or decline the investment.

●	Portfolio risk monitoring. Post-investment, the Investment Committee seeks to monitor the Fund’s portfolio through periodic reporting from and interaction with the private fund sponsors represented in the portfolio. This interaction facilitates on-going portfolio analysis and a proactive approach to addressing any new opportunities or issues that may arise.

SPVs

The Fund’s investments in Portfolio Companies may be held through SPVs, which provide investors access to securities of private companies. SPVs are generally organized as limited liability companies or limited partnerships, and the investors are members of the limited liability company or partners in the limited partnership, and, for that reason, the rights of SPV investors are generally documented in the individual SPV’s operating agreement.

The underlying assets of an SPV are the securities of a single private company (a Portfolio Company) in which the SPV was formed to invest, and, consequently, the value of a SPV investment generally equals the fair value of those underlying securities, after discounting to take into account any expenses of the SPV.

Investment Policies

Portfolio and liquidity management

The Fund will limit its investments in Portfolio Funds that are excluded from the definition of “investment company” under the 1940 Act solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”) to no more than 15% of the Fund’s net assets at the time of investment. The balance of the Fund’s investments will be Portfolio Companies, Infrastructure Credit Instruments, Portfolio Funds that are not Private Investment Companies (i.e., publicly traded infrastructure vehicles), and cash and cash equivalents. The Fund’s investments in Portfolio Companies may be made through SPVs, which are private entities formed by a third-party manager to invest in a particular Portfolio Company.

Investments in SPVs are common when investing in a single issuer. SPVs in which the Fund may invest will be controlled by third parties. Please see “General Risks—Regulatory Risks of Private Investment Companies” for additional information on the risks of the Fund’s investment in Private Investment Companies.

The Investment Committee intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. Such techniques may include, without limitation:

●	Allocating investments and commitments across industry sector, geography, size, private fund sponsor and “vintage year” (i.e., the year in which a Portfolio Fund begins investing); and

●	Actively managing cash and liquid assets.

The Fund will invest on a global basis, predominantly in developed countries and regions, including North America, Latin America, Europe, and Asia-Pacific, and to a lesser extent potentially in emerging markets. As such, the Fund’s portfolio may include investments in a number of different currencies.

The Investment Committee also manages the Fund’s portfolio with a view towards maintaining sufficient liquidity to comply with the interval fund requirements under the 1940 Act. In an effort to maintain sufficient liquidity, the Investment Committee may take into account anticipated cash flows from new subscriptions, anticipated future distributions from investments, distributions made to shareholders and anticipated tenders of Shares by Shareholders. To forecast portfolio cash flows, the Investment Committee utilizes quantitative and qualitative factors, including historical data, actual portfolio observations and qualitative forecasts by the Investment Committee. See “Investment process overview—Portfolio planning.” After the initial period of investment operations, over time during normal market conditions, it is generally not expected that the Fund will hold more than 15% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Investment Committee may sell certain of the Fund’s assets on the Fund’s behalf.

For purposes of determining compliance with Fund’s policy to invest at least 80% of its net assets, plus any borrowing for investment purposes, in investments that provide direct or indirect exposure to infrastructure assets, the Fund will consider the then-existing concentration of Portfolio Funds, to the extent they are known to the Fund, when making additional investments.

There can be no assurance that the Fund’s portfolio design and risk management strategies will be successful or that the objectives of the Fund with respect to liquidity management will be achieved. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “General risks,” and “Limits of Risk Disclosure.”

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees of Portfolio Funds, or to purchase portfolio securities, to fund repurchases of Shares or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness. The 1940 Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300%. The foregoing requirements generally do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the 1940 Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Temporary and defensive strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Investment Committee’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment by the Fund in other securities, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Investment Committee. See “Use of Proceeds.”

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. Fundamental policies contained in the SAI may not be changed without Shareholder approval. See “Fundamental Policies” in the SAI for more information about the Fund’s fundamental policies.

General Risks

The following are material risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. For purposes of this section, risks that are applicable to Portfolio Funds and Portfolio Fund Managers also apply to publicly traded infrastructure vehicles and their associated portfolio managers, respectively.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

No Operating History Risk. The Fund is newly-formed and has no operating history upon which prospective investors may evaluate the Fund’s past performance and potential future returns. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of Shares could decline.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the

Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having future information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares may be suspended, postponed or terminated by the Board under certain limited circumstances. See “Quarterly Repurchase Offers.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Reliance on the Investment Committee. The Investment Committee has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Infrastructure Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Investment Committee and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Investment Committee. There can be no assurance that the Investment Committee will be able to select or implement successful strategies or achieve the Fund’s investment objective.

Reliance on Key Personnel. The departure of certain key personnel of the Adviser and/or Sub-Adviser could have a material adverse effect on the Fund’s ability to achieve its investment objective.

To achieve the Fund’s investment objective, the Adviser and Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser and Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Adviser and Sub-Adviser each depend on relationships with private fund sponsors, investment banks and commercial banks, and the Fund relies to a significant extent upon these relationships to provide the Fund with potential investment opportunities. Failure to maintain these relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and/or Sub-Adviser have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Additionally, to the extent the Fund invests in Portfolio Funds, the Fund will be exposed to these risks with respect to the Portfolio Fund Managers of such Portfolio Funds. The Fund’s performance depends on the adherence by such Portfolio Fund Managers to their selected strategies, the instruments used by such Portfolio Fund Managers, the Investment Committee’s ability to select Portfolio Funds. The Portfolio Fund Managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio Fund, and in turn the Fund, to incur losses.

Concentration of Investments. The Fund will concentrate its investments in the infrastructure industry and may focus its investments in one or more infrastructure market segments (e.g., transportation, energy/utilities, social infrastructure and communications assets). As a result, the Fund’s portfolio is subject to greater risk and volatility than if investments had been made in a broader diversification of asset types and industries.

Limited operating history of Infrastructure Investments. Infrastructure Investments may have limited operating histories and the information the Fund is able to obtain about such investments may be limited. As such, the ability of the Investment Committee to evaluate past performance or to validate the investment strategies of such Infrastructure Investment is limited. Moreover, even to the extent an Infrastructure Investment has a longer operating history, the past investment performance of any of the Infrastructure Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Investment Committee relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Infrastructure Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. This may also include Portfolio Companies with assets that are in one or more of various stages of their lifecycle or useful life, including development, construction, newly operating, regular operations, depreciating, and terminating. While some of these stages carry more risk than others, all stages carry risks. The Infrastructure Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Investments in infrastructure assets. Investments in infrastructure assets are subject to the risks of adverse local, national and international economic, regulatory, political, legal, demographic, environmental, and other developments affecting their industry. Infrastructure companies may be adversely affected by, among other things, high interest costs related to capital construction programs, difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets, the financial condition of users and suppliers of infrastructure assets, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, costs associated with compliance and changes in environmental and other regulations, regulation or intervention by various government authorities, including government regulation of rates charged to customers, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards, technological developments and disruptions, service interruption and/or legal challenges due to environmental, operational or other accidents, susceptibility to terrorist attacks, the effect of economic slowdown, surplus capacity, increased competition, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies and general changes in market sentiment towards infrastructure assets, among other factors. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in developing and emerging markets, resulting in delays and cost overruns.

Investments in the Portfolio Funds generally; dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Temporary Investments. The allocation among Fund Investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations (which will be determined by the Investment Committee and may last a significant period of time), the Fund may hold a relatively larger portion of its assets in publicly traded infrastructure investments (e.g., publicly listed companies that pursue the business of infrastructure investing), as compared to the Investment Committee’s long-term target allocation among Fund Investments. In addition, the Fund may hold a substantial portion of the proceeds of the offering of

Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) for a limited period of time while the Fund seeks desirable Portfolio Companies and Portfolio Funds.

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with the Investment Committee’s long-term target allocations. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in accordance with the Investment Committee’s long-term target allocations may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in accordance with the Investment Committee’s long-term target allocations.

Portfolio Funds not registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”). As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

Many Portfolio Funds are exempted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in certain Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, many Portfolio Funds do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are generally non-diversified. While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

Portfolio Funds’ securities are generally illiquid. The securities of the Portfolio Funds in which the Fund invests or plans to invest will often be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. There is no regular market for interests in many Portfolio Funds or Portfolio Companies, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable Portfolio Fund or the board of the Portfolio Company, and could occur at a discount to the stated net asset value. If the Investment Committee determines to cause the Fund to sell its interest in a Portfolio Fund or a Portfolio Company, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Credit Risk. The value of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In addition, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Senior Loans. The Fund may invest in loans that are senior in the capital structure of the borrower or issuer, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the Investment Committee believes justify treatment as senior debt. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans are obligations of the borrower that, in most instances, take precedence over the payment of dividends, the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. Senior loans are often rated below investment grade. Senior loans are generally secured by shares of certain group companies and may also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the borrower and its subsidiaries. Senior loans usually have shorter terms than more junior obligations and often require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities on a priority basis. The types of protection afforded to creditors such as the Fund will vary from investment to investment. Because of the unique nature of a loan agreement, and the private syndication of the loan, senior loans are generally not as easily purchased or sold as publicly traded securities. An interest in a non-investment grade loan is generally considered speculative in nature and may become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, it may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal and a substantial change in the terms, conditions and covenants with respect of such defaulted obligation. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in uncertainty with respect to ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations may be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should it be forced to enforce its remedies. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. While the proposal is not directly applicable to the Fund, if the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal’s impact will not be known unless and until any final rulemaking is adopted.

Mezzanine Investments. The Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank loans, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Due to the higher risk profile and often less restrictive covenants of mezzanine loans as compared to senior loans, mezzanine loans sometimes earn a higher return than senior loans that are secured by collateral. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of the loan principal on an agreed amortization schedule while retaining the equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine loans may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine loans are typically seven to 10 years, but the expected average life is significantly shorter at three to five years. Mezzanine loans are usually unsecured and subordinate to other debt obligations of an issuer. To the extent that a mezzanine loan does not have restrictive covenants that limit the ability of the borrower to further encumber its assets or that impose other obligations (or has less restrictive covenants), an investment such loan will be particularly sensitive to the risks that are associated with loan investments.

Valuations of Private Infrastructure Investments; valuations subject to adjustment. The valuations reported by the Portfolio Fund Managers or other third parties, based upon which the Fund determines its daily net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Infrastructure Investments may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or other third parties or revisions to the net asset value of an Infrastructure Investment or direct private infrastructure investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

●	changes in regulatory policies or tax guidelines;

●	changes in earnings or variations in operating results;

●	changes in the value of the Infrastructure Investments;

●	changes in accounting guidelines governing valuation of the Infrastructure Investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of the Adviser/Sub-Adviser, as applicable, or certain of its key personnel;

●	general economic trends and other external factors; and

●	loss of a major funding source.

Valuation of Infrastructure Investments uncertain. Under the 1940 Act, the Fund is required to carry Infrastructure Investments at market value or, if there is no readily available market value, at fair value as determined by the “valuation designee,” in accordance with the Fund’s valuation procedures, which have been approved by the Board. The Board has designated the Adviser as its valuation designee pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund invest. Rather, many of the Infrastructure Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the valuation designee values such securities at fair value as determined in good faith in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the valuation designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the valuation designee’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Infrastructure Investments. Under limited circumstances (such as to resolve a pricing issue regarding an Infrastructure Investment), the Fund may retain a valuation assurance service provider to provide the Fund reasonable assurance on the correctness of the processes and procedures leading to the fair value determinations by the Adviser. See “Calculation of net asset value; Valuation.”

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Investment Committee would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Investment Committee seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Investment Committee’s judgment may play a greater role in the valuation process.

Publicly Traded Infrastructure Risk. Publicly traded infrastructure investments include individual publicly listed companies, utilities, and master limited partnerships that pursue the business of private infrastructure ownership, operations, and/or investing, including listed mutual funds and exchange traded funds holding multiple listed infrastructure stocks, listed infrastructure funds and funds-of-funds, SPACs, asset managers, holding companies, investment trusts, closed-end funds, financial institutions, and other vehicles whose primary purpose is to own and operate, invest in, lend capital to, or provide services to privately held infrastructure companies, quasi-governmental infrastructure entities, public-private partnerships, and/or public infrastructure owners and operators. Publicly traded infrastructure investments usually have an indefinite duration.

Publicly traded infrastructure vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private infrastructure funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded infrastructure transactions are significantly easier to execute than other types of private infrastructure investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Failure to qualify as a RIC or satisfy distribution requirement. To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “Certain Tax Considerations.”

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement,

●	at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and

●	no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty meeting RIC distribution requirement. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”) as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Tax Considerations.”

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments. Any of these occurrences could disrupt the operations of the Fund and the Fund’s service providers.

Market Uncertainties. Even if the Portfolio Companies’ infrastructure development, construction, and/or operations and service levels meet targets and/or specifications, to the extent that revenues are not contracted undertake-or-pay agreements, or are otherwise at risk based on voluntary or otherwise optional levels of usage, patronization, or demand variability, the Portfolio Companies may not meet their return targets. Portfolio Companies may also incur higher costs for supplies and services than budgeted, which also will affect their net profits. To varying extents, Portfolio Companies will face counterparty credit risks from the entities with which it contracts for infrastructure availability and usage. Additionally, many infrastructure projects, sites and facilities involve heavy equipment and machinery that pose safety and health risks to a company’s staff, third-party service providers, and sometimes public patrons. There can be no assurance that the infrastructure will be used at planned levels, that counterparties will fully pay for availability or services, or that all sites will be accident-free.

Even if an infrastructure project is initially successful, not all infrastructure will have a pure monopoly position for its facilities and/or services, and may face some level of competition from one or more other public and/or private infrastructure providers. Such competition could be direct (in the same or proximate space, e.g., another fiber or wireless service provider), or indirect (in an adjacent or substitute area, e.g., having two airport options). Competition may result in reductions in future usage, decreasing revenues, and lower gross margins which could have a material adverse effect on the business, financial condition, and results of operations of the Fund and the Portfolio Companies.

Distressed Securities. The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Competition for investment opportunities. The Fund competes for investments with other investment funds (including registered investment companies, private infrastructure equity and debt funds, and fund-of-funds), other institutional investors, including public and corporate pension plans, sovereign wealth funds, endowments and foundations, insurance companies, family offices, and high net worth individuals, as well as traditional and non-traditional sources of infrastructure funding, including, but not limited to traditional financial services companies such as commercial banks, project finance companies, business development companies, SPACs, and hedge funds. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund.

These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Even if the Adviser, Sub-Adviser, or a Portfolio Fund Manager identifies an attractive investment opportunity, the Fund or the Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a regulated investment company under the Code can limit its ability to acquire or continue to hold positions in investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to Shareholders of the Fund.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “Certain Tax Considerations.”

Regulatory Risks of Private Investment Companies. The regulatory environment for Private Investment Companies (and for registered investment companies investing in Private Investment Companies) is complex and evolving. Changes in the regulation or taxation of private funds are impossible to predict and may adversely affect the value of the private infrastructure investments, the ability of the Fund to execute its investment strategy, and the ability of the Fund to offer its interests to investors who do not qualify as “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). There is no guarantee that the SEC will not require the Fund’s Shareholders to meet certain eligibility criteria in the future. Under such circumstances, any Shareholders of the Fund who are not “accredited investors” may be subject to mandatory repurchase of all of their Shares in the Fund.

General Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank

Act”) vests U.S. federal bank, securities and commodities regulators with significant and extensive rulemaking, supervisory and enforcement authority. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

Foreign Investments and Emerging Markets Risk. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, a Portfolio Fund and/or a Portfolio Company may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction- based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield. See “Certain Tax Considerations” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or Portfolio Company may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s net asset value at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or Portfolio Company will satisfy applicable foreign reporting requirements at all times.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. Through its positions in other investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by the investment company could decrease (or increase). In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify

Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Uncertain source and quantity of funding. Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objective, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in performance. The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Cybersecurity Risk. The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations.

Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, Sub-Adviser or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. While each of the Adviser and the Sub-Adviser has established a business continuity plan and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems have inherent limitations. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling securities or accurately pricing their investments. The Fund cannot directly control cyber security plans and systems of its service providers, the Fund’s counterparties, issuers of securities in which the Fund invests, or securities markets and exchanges. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders, impede business transactions, violate privacy and other laws, subject the Fund to certain regulatory penalties and reputational damage, and increase compliance costs and expenses.

Restrictions on borrowing. The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Control Positions. The Fund (in the case of direct investments) and the Infrastructure Investments may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage. The Portfolio Fund Managers and (subject to applicable law) the Fund may employ leverage through borrowings, and may directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of an Infrastructure Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Currency Risk. Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Investment Committee may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Investment Committee deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks relating to accounting, auditing and financial reporting, etc. The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which Fund Investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. generally accepted accounting principles (“GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

Certain Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Amount or frequency of distributions not guaranteed. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

All or a portion of the distributions made to you by the Fund may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent disposition of the Shares. See “Certain Tax Considerations.”

Portfolio Fund operations not transparent. The Adviser/Sub-Adviser, as applicable, does not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Sub-Adviser and that involve risks that are not anticipated by the Adviser/Sub-Adviser, as applicable. Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser/Sub-Adviser, as applicable, with respect to the Infrastructure Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Infrastructure Investments pursuant to procedures adopted by the Board. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Infrastructure Investments, as the value of the Infrastructure Investments will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Investment Committee elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Investment Committee’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Multiple levels of fees and expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Shareholders that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to vote. To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the 1940 Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser and Sub-Adviser). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser and Sub-Adviser to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Consortium or offsetting investments. The Portfolio Fund Managers may work with other Portfolio Fund Managers to invest collectively in the same underlying company, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In addition, Portfolio Funds may hold economically offsetting positions including, for example, where Portfolio Funds have independently taken opposing positions (e.g., long and short) in an investment or due to hedging by Portfolio Fund Managers. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Investment Committee may be competing with each other for investments in one or more markets.

Limitations on ability to invest in Portfolio Funds. Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Investment Committee may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers. The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Contingent Liabilities on Disposition of Investments. In connection with the disposition of a Fund Investment, it may be required to make representations about the investment. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Investment Committee may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

Capital Call Risk. The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund defaults on its commitment to a Portfolio Fund or fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the private infrastructure investments (including the complete forfeiture of the Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Lack of Control. The Fund may indirectly make binding commitments to third party private infrastructure funds without an ability to participate in their management and control and with no or limited ability to transfer its interests in such third-party private infrastructure funds. The Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies.

Availability of Financing and Market Conditions. Market fluctuations in business loans may affect the availability and cost of loans needed for the Fund Investments. Credit availability has been restricted in the past and may become so in the future. Restrictions upon the availability of financing or high interest rates on such loans will adversely affect the value of existing Fund Investments and may limit the Fund’s availability to source and invest in new Fund Investments. Interest paid by any Fund Investment on its debt obligations will reduce cash available for distributions. As of the date of this Prospectus, the U.S. is experiencing a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates and the availability of financing. If any Fund Investment incurs variable rate debt, increases in interest rates would increase its interest costs, which could reduce the Fund’s return on its investments.

Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Repurchase Offers Risk. As described under “Quarterly Repurchase Offers” below, the Fund is an “interval fund” and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the applicable NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. As a result of proration, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain Tax Considerations,” below.

Limited Operating History of Portfolio Companies. Portfolio Companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. A Portfolio Company’s financial results will be affected by many factors, including (i) the ability to successfully identify a market or markets in which there is a demand for its infrastructure; (ii) the ability to successfully negotiate strategic alliances, counterparty and user agreements, and as applicable secure permitting, construction, operating, and regulatory approvals; (iii) the progress of optimization, expansion, operational and capital expenditure, and/or organic growth and mergers/acquisition programs with respect to the development of additional infrastructure facilities and enhancements to existing assets; (iv)

the ability to protect monopolistic service areas; and (v) competing technological and market developments, particularly from companies that have substantially greater resources.

There can be no assurance that the Portfolio Companies will ever achieve the return targets sought by the Fund at the time the Fund makes an investment.

Risks Associated with Management of Business Plans. To achieve their business plans, objectives, including projected revenues, and other targeted operating results, the Portfolio Companies may be required to rapidly implement and improve operational, financial and management control systems on a timely basis, together with maintaining effective cost controls, and any failure to do so would have a material adverse effect on their business, financial condition and results of operations. The success of their plans will depend in part upon their ability to continue to attract, retain and motivate key personnel. Failure to make any required expansions and upgrades could have a material adverse effect on their business, financial condition, results of operations and relationships with their partners and counterparties. The results of operations for the companies will also be adversely affected if revenues do not increase sufficiently to compensate for the increase in operating expenses resulting from any expansion and there can be no assurance that any expansion will be profitable or will not adversely affect their results of operations.

Reliance on Portfolio Company Management. The day-to-day operations of each Portfolio Company will be the responsibility of its own management team. Although the Investment Committee will monitor the performance of investments and will screen for capable management skills, there can be no assurance that such management will be able to operate any such Portfolio Company in accordance with the Fund’s expectations. In addition, the loss to a Portfolio Company of a member of its management team could be detrimental to the development of the Portfolio Company.

No Assurance of Additional Capital for Investments. Even if a Portfolio Company is successful generating revenues and expanding its service levels, it may require additional financing to continue operational and/or capital improvement programs to serve existing and new counterparties and customers. Moreover, its cash requirements may vary materially due to increasing service levels, expanding physical footprint, changing relationships with strategic partners, changes in the level and types of necessary equipment and technology, competitive advances of competitors, and other factors. Additional financing may not be available when needed or on acceptable terms. If additional financing is not available, the Portfolio Company may need to delay, scale back, or eliminate certain of its operational and/or capital expenditure programs, or other activities, curtail operations, or even be forced to cease operations and liquidate.

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Investment Committee considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a portfolio company interest as a secondary investment, the Fund will generally not have the ability to modify or amend such portfolio company’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Company interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Company and, subsequently, that Portfolio Company recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Company. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Company, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks relating to secondary investments involving syndicates. The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

Securities Markets Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Special Purpose Acquisition Companies Risk. The Fund may invest in SPACs or similar special purpose entities. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. An attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher return. While a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested. The private rights or other interests issued by a SPAC that the Fund may obtain generally have more limited liquidity than SPAC shares issued in an IPO and may be subject to forfeiture or expire worthless.

Eurozone Risk. The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro- denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Asia Pacific Risk. The Fund may invest directly or indirectly from time to time in companies in the Asia-Pacific region and assets and companies and assets that may be affected by the Asia-Pacific economy. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, political and social instability and armed conflict. Some economies in this region are dependent on a range of commodities and are strongly affected by international commodity prices. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries.

Latin America Risk. The Fund may invest directly or indirectly from time to time in Latin American companies and assets and companies and assets that may be affected by the Latin American economy. Investments in Latin American countries are subject to certain risks, including, but are not limited to (i) political, economic, or social instability in certain Latin American countries; (ii) a heightened risk of high inflation and government deficits in certain Latin American countries; (iii) natural disasters particularly likely to occur in Latin America; (iv) heightened risk of currency devaluations; (v) risks associated with Latin American countries’ significant dependence on the health of the U.S. economy; and (vi) risks associated with Latin American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals, and metals (resulting from those economies’ heavy reliance on the export of such commodities).

Limits of Risk Disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Fund Investments selected will produce positive returns or that the Fund will achieve its investment objective.

Management of the Fund

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “Board of Trustees and Officers” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Meketa Capital, LLC (“Meketa Capital” or the “Adviser”), located at 80 University Avenue, Westwood, MA 02090, serves as the investment adviser of the Fund. The Adviser is a subsidiary of Meketa Investment Group, Inc. (“Meketa Investment Group” or the “Sub-Adviser”), an investment adviser registered with the SEC under the Advisers Act. The Adviser was formed by Meketa Investment Group on August 23, 2023 under the laws of the State of Delaware to provide institutional quality investment advisory services to the registered investment adviser and intermediated investor marketplace. The Adviser is registered as an investment adviser under the Advisers Act.

The Sub-Adviser

Meketa Investment Group, located at 80 University Ave, Westwood, Massachusetts, serves as the sub-adviser to the Fund. Meketa Investment Group has offices in the United States, and affiliates in the United States and in the United Kingdom. Meketa Investment Group is an independent, employee-owned firm, with over seventy shareholders. The firm’s founder, Mr. James Meketa, owns approximately 22.7% of the firm’s stock as of December 31, 2022. The Sub-Adviser began business in 1974 as a partnership and was incorporated in Massachusetts in 1978. The Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act.

Investment Committee

The Fund’s portfolio managers, comprised of individuals from each of the Adviser and Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund as members of the Investment Committee. The Investment Committee manages the investment and reinvestment of the Fund’s assets in conformity with the investment objective, policies and restrictions of the Fund.

Portfolio Managers

The personnel who currently are jointly and primarily responsible for the day-to-day management of the Fund as members of the Investment Committee are:

Meketa Capital, LLC

Michael Bell is the CEO of Meketa Capital. He is also the CEO of Primark Advisors LLC (“Primark”), an investment adviser registered with the SEC under the Advisers Act. Prior to Primark and Meketa Capital, Michael built, and was the CEO for a $12B RIA managing more than 30 investment strategies and a $10B liquid alternative mutual fund complex that launched more than 50 alternative funds. Most recently he purchased, grew and sold a family office-backed $6B RIA. Also, prior to 1999, he specialized as a corporate finance attorney for Latham & Watkins and was a CPA for KPMG. He holds a BS in Commerce from the University of Virginia and a JD from West Virginia University

Meketa Investment Group

Lisa Bacon, CAIA – Managing Principal/Infrastructure Program Lead

Ms. Bacon joined Meketa Investment Group in 2014 and has been supporting public and private investments in natural resources and related infrastructure for 34 years. She works in the Private Markets Group leading our infrastructure investment program and supporting other real asset investments. She performs due diligence of private market opportunities, maintains and establishes new relationships with private market firms, reports on private market investments and contributes to the firm’s client service efforts.

Ms. Bacon has sponsored investments focused on a wide range of infrastructure and natural resources strategies covering key sectors and geographies around the globe.

Prior to joining the firm, for two and a half years she was a Real Return Investment Analyst for the New Mexico State Investment Council (NMSIC), which manages the State’s now $34 billion Land Grant and Severance Tax Permanent Funds, along with other funds. While at NMSIC, Ms. Bacon managed the real asset and real estate portfolios, including: evaluating existing investments and managers; monitoring portfolio performance and compliance; diligencing new managers and strategies, and shepherding new investments through the review, approval, and execution process. For the dozen years before joining NMSIC, Ms. Bacon was a Principal Technologist at CH2M (now part of Jacobs Engineering Group), a global firm providing full-service engineering, consulting, design build, operations, and program management services in the energy, environmental, nuclear, transportation, and water sectors. Ms. Bacon was in the firm’s Water Business Group and provided consulting services on projects involving water resources, ecosystem management, water and wastewater infrastructure, and utility management. For a previous firm, Ms. Bacon provided consulting services to federal and state agencies, including US EPA and the US Army Corps of Engineers. She also worked as an analyst for the Maryland General Assembly and the US House of Representatives.

Ms. Bacon received a Master of Science in Finance with honors from Pace University’s Lubin School of Business, a Master of Public Policy from the University of California at Berkeley, and a Bachelor of Arts, cum laude, from Duke University. She holds the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association®.

John A. Haggerty, CFA - Managing Principal/Director of Private Market Investments

Mr. Haggerty joined Meketa Investment Group in 1996 and has been in the financial services industry since 1993. Mr. Haggerty carries consulting, management, and research responsibilities. He chairs the firm’s Private Markets Policy and Research Committees, which has overseen the deployment of over $35 billion in client commitments since 2000. The Committees govern client portfolio management, commitment pacing, strategic policy, and approval of individual investments. Mr. Haggerty is also a member of the firm’s Private Equity, Private Debt, and Real Assets Teams. In addition, he founded the firm’s ESG Investing Committee and is a member of the Operational Due Diligence Committee.

Mr. Haggerty became a Chartered Financial Analyst® charterholder in 1998 and is a member of the CFA Institute and the CFA Society Boston. He serves on the Advisory Board of numerous buyout and venture capital limited partnerships.

Mr. Haggerty held previous positions at IBC/Financial Data and The Boston Company. He is a graduate of Cornell University.

Steven Hartt, CAIA – Managing Principal/Private Markets Consultant

Mr. Hartt joined Meketa Investment Group in 2010 and has been in the financial services industry for 35 years. A Managing Principal of the firm, Mr. Hartt works in the Private Markets Group where he focuses on client service and marketing, as well as performing due diligence on private markets managers. Additionally, Mr. Hartt leads our private equity co-investment and secondary transaction research.

Prior to joining the firm, Mr. Hartt was a Senior Vice President at Amalgamated Bank where he was in charge of alternative investments. While at Amalgamated Bank, Mr. Hartt managed the discretionary portfolios of private equity, debt, and infrastructure funds, in addition to the development, marketing and management of a private equity fund of funds. Prior to this, he spent eleven years at Citigroup in financial advisory, marketing and investment positions. He was also a senior member of Citigroup Alternative Investments where he was responsible for originating, evaluating, and managing private equity fund and direct investments. Mr. Hartt was also a summer associate at Dean Witter Reynolds Mr. Hartt received a Masters of Business Administration from Columbia Business School, and a Bachelor of Science degree, cum laude, from the University of Colorado, Boulder. Mr. Hartt holds the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association®.

Amy Hsiang, CFA, CAIA – Managing Principal/Director of Public Markets Manager Research

Ms. Hsiang joined Meketa Investment Group in 2021. She is the Director of Public Markets Manager Research and has over 20 years of financial market experience, including 17 years focused on research and investment management. She leads the firm’s public markets manager research team and is the chair of the firm’s Marketable Securities Investment Committee, the firm’s governing body of marketable strategies.

Prior to joining the firm, Ms. Hsiang served as the Head of Fixed Income and Alternative Credit Research at RVK, Inc. for over 10 years. Before that, she worked at PIMCO where she partnered with Pension, Foundation, and Endowment clients. Ms. Hsiang began her career at JPMorgan in Chicago, where she focused on investment banking and then moved to New York to join ING’s Debt Capital Markets Group.

Ms. Hsiang earned her MBA from Harvard Business School and graduated with honors from the University of Chicago with a Bachelor of Arts in Economics. She holds the Chartered Financial Analyst® designation from the CFA Institute and is a member of the CFA Institute, as well as the CFA Portland Society. She also holds the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association®.

Stephen P. McCourt, CFA - Managing Principal/Co-Chief Executive Officer

Mr. McCourt, Managing Principal and Co-Chief Executive Officer, joined Meketa Investment Group in 1994 and has over 25 years of investment experience. He serves as the lead consultant for several institutional funds, with public, Taft Hartley, endowment, and non- profit plan sponsors. His consulting work includes investment policy design, strategic and tactical asset allocation modeling, asset liability modeling, investment education, and investment manager analysis. In addition, Mr. McCourt sits on our firm’s Board of Directors and is a member of our Private Markets Policy, Meketa’s Fiduciary Management (OCIO) Investment, and Diversity Leadership Committees.

Mr. McCourt is a member of the University of California San Diego (“UCSD”) Economics Leadership Council, which strives to bridge research theory with practical real-world experiences. He also is a Member of the Advisory Council for the Pacific Center for Asset Management, a UCSD research institute that directs academic research applicable to large institutional asset owners. He speaks at numerous industry events including the Investment Education Symposium, the Corporate Funds Summit, the Endowment and Foundation Forum, the Global Investing Summit, the Private Equity Summit, and the International Foundation of Employee Benefit Plans (IFEBP) Annual Employee Benefits Conference. Mr. McCourt’s research papers entitled “Monitoring Investment Managers” and “Pension Fund Investing and the State of American Public Finance” have been published in the IFEBP’s Employee Benefit Issues publication.

He received his graduate degree, a Master of Liberal Arts (ALM) in History, from Harvard University, and his undergraduate degree in Economics and Political Science from the University of Vermont. Mr. McCourt holds the Chartered Financial Analyst® designation from the CFA Institute and is a member of the CFA Society of San Diego. He is also a member of the International Foundation of Employee Benefit Plans.

Ethan Samson, JD – Managing Principal/Private Markets Consultant

Mr. Samson is a private markets consultant and also serves as private markets counsel. Mr. Samson joined the firm in 2019 as part of the merger between Meketa Investment Group and Pension Consulting Alliance (PCA), where he was the firm’s General Counsel. Prior to joining PCA, Mr. Samson was lead counsel for Echo Health Ventures, the venture investment team of Cambia Health Solutions, and also served as lead counsel for several Cambia portfolio companies.

Before that, Mr. Samson practiced corporate law at Stoel Rives LLP, advising both public and private companies on a variety of transactional and securities matters, including M&A, equity and debt financings, and compliance. Mr. Samson began his career as an associate on the corporate strategy team at Deutsche Bank in New York.

Mr. Samson received his Bachelor of Arts from Hobart College in Urban Studies and his Juris Doctor, cum laude, from Lewis & Clark Law School. He is admitted to practice law in Oregon.

Peter S. Woolley, CFA, CLU, ChFC - Managing Principal/Co-Chief Executive Officer

Mr. Woolley joined Meketa Investment Group in 1996 and has been in the industry for 34 years. Mr. Woolley is a Managing Principal and Co-Chief Executive Officer of the firm. In addition to serving as a lead consultant for public and private pension plans, he is a member of the firm’s Investment Policy Committee and Private Markets Policy Committee. His areas of expertise include investment policy development, asset allocation, and alternative investments including, private equity, private real estate, and infrastructure. Mr. Woolley works with several clients who have significant investments in alternative asset classes and is integral to the development and oversight of customized alternative investment programs.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement

Under the general oversight of the Board, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund.

Pursuant to the Investment Management Agreement, the Adviser agrees to manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested. The Adviser bears its own operating and overhead expenses attributable to its duties under the Investment Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses). The Fund bears all other costs of its operations, including, without limitation, the expenses set forth in “Fund Expenses” below.

The Adviser may earn a profit on the Management Fee paid by the Fund.

A discussion regarding the considerations of the Fund’s Board for approving the Investment Management Agreement will be included in the Fund’s first annual report to shareholders covering the period from the commencement of the Fund’s operations through March 31, 2024.

Sub-Advisory Agreement

The Adviser has engaged the Sub-Adviser to provide the day-to-day management of the assets of the Fund allocated to it by the Adviser.

The Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the agreement can be terminated by the Adviser, the Board or by a vote of the majority of the outstanding voting securities of the Fund. In the event the Sub-Advisory Agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.

The Adviser pays the Sub-Adviser a fee in the amount of 0.40% on an annualized basis of the average daily net assets of the Fund.

A discussion regarding the considerations of the Fund’s Board for approving the Sub-Advisory Agreement will be included in the Fund’s first annual report to shareholders covering the period from the commencement of the Fund’s operations through March 31, 2024.

Management Fee

The Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a fee in the amount of 1.50% on an annualized basis of the average daily net assets of the Fund.

Separately from the contractual expense limitation referenced under “Summary of Fund Expenses” above, the Adviser may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. The Adviser may but is not obligated to waive up to 50% of the Management Fee on cash and cash equivalents held in the Fund from time to time. Any such voluntary reimbursement is not eligible for recoupment and may be terminated at any time.

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

Distributor

The Fund continuously offers the Shares at their NAV per Share through Foreside Financial Services, LLC, the principal underwriter and distributor of the Shares (the “Distributor”). The Fund has entered into a Distribution Agreement with the Distributor, Three Canal Plaza, Suite 100, Portland, Maine 04101. Pursuant to the Distribution Agreement, the Distributor serves on a best efforts basis, subject to various conditions. The Distributor is not required to buy any Shares and does not intend to make a market in the Shares. There is no sales charge for purchases of Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries (“Selling Agents”) to assist in the distribution of the Shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the Securities Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund pursuant to the agreement; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the agreement; (3) the Fund’s failure to comply with any applicable securities laws or regulations; or (4) untrue statements of material fact or the omissions of material facts required to make statements not misleading in Fund offering materials, sales materials and shareholder reports.

The Distributor may engage one or more Selling Agents to assist in the distribution of Shares. Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales load imposed by the Fund or the Distributor and will be in addition to the fees charged or paid by the Fund. The payment of these fees and the effect of these fees on the performance of a shareholder’s investment in Shares will not be reflected in the performance returns of Shares.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers. These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Shares, a current shareholder’s ability to tender Shares to the Fund for repurchase or to otherwise transact business with the Fund. Services provided by Selling Agents may vary. Shareholders investing in Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts and related service fees as well as operational limitations of the Selling Agent.

The Adviser pays the expenses of any distribution, shareholder servicing, marketing and promotional services rendered to the Shares that are not paid pursuant to the Fund’s Shareholder Servicing Plan for Class I Shares and the Distribution and Service (12b-1) Plan for Class II Shares. These expenses include the costs of preparing, printing and distributing sales literature and payments to Selling Agents for the sale of Shares and related shareholder services and payments to other entities marketing the Fund. These expenses are not reflected in the expense table included in this Prospectus. Payments to Selling Agents or other entities marketing the Fund create conflicts of interest by influencing the Selling Agent, marketing entity and your salesperson to recommend Shares over another investment. These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Shares, the value upon which any fees payable by the Fund to these entities are based.

Shareholder Servicing Plan and Distribution and Service Plan

Shareholder Servicing Plan

The Fund operates under a Shareholder Servicing Plan with respect to Class I Shares. The Shareholder Servicing Plan allows the Fund to pay shareholder servicing fees in respect of Shareholders holding Class I Shares. Under the Shareholder Servicing Plan, the Fund is permitted to pay as compensation to qualified recipients up to 0.10% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class II and Class III Shares are not subject to the Shareholder Servicing Fee.

The Shareholder Servicing Fee to be paid in respect of each class of Shares under the Shareholder Servicing Plan is as follows:

Class	Shareholder Servicing Fee
Class I Shares	0.10%
Class II Shares	None
Class III Shares	None

Distribution and Service Plan

Pursuant to an exemptive order granted by the SEC, the Fund has adopted a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and service (12b-1) fees for the sale and servicing of its Class II Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation to the Fund’s Distributor and/or other qualified recipients 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class II Shares (the “Distribution and Service Fee”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. As of the date of this Prospectus, Class II Shares are not offered to investors. Class I Shares and Class III Shares are not subject to the Distribution and Service Fee.

The Distribution and Service Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Service Plan is as follows:

Class	Distribution and Service
Class I Shares	None
Class II Shares	0.25%
Class III Shares	None

Services

Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and the Administrator (the “Master Services Agreement”). The Fund pays Ultimus fees in accordance with the Master Services Agreement for such services. PINE Advisors LLC (“PINE”), 501 S. Cherry St., Suite 610, Denver, Colorado 80246, provides treasury services and compliance services to the Fund pursuant to service agreements. For example, PINE supplies the Fund’s Treasurer and Assistant Treasurer and coordinates the Fund’s annual audit, certifies semi-annual and annual reports, reviews and approves fund budgets and ongoing accrual analysis and coordinates processing of expense payments and fees (each as prepared by the Fund’s administrator), among other services. PINE also supplies the Fund’s Chief Compliance Officer and creates and maintains the Fund’s compliance program pursuant to Rule 38a-1, including oversight of the Fund’s service providers. The Fund pays PINE a fee for supplying the Fund’s Treasurer, Assistant Treasurer and Chief Compliance Officer and related treasury and compliance services. The Fund also reimburses the Administrator and PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund.

The Administrator administers the Fund’s operations in such manner and to such extent as may be authorized by the Board. Administration services include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings subject to Fund counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) administering the Fund’s periodic repurchase offers; (5) providing the Fund with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Fund; (6) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (7) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

The Master Services Agreement continues in effect, unless earlier terminated by the Fund or the Administrator, through November 7, 2027 and automatically renews for successive one-year periods. Either party may terminate the Master Services Agreement with or without cause, but only upon the expiration of the initial term or any renewal term, by giving the other party 120 days’ prior written notice. Either party may terminate the Master Services Agreement with good cause (as defined under the Master Services Agreement) on at least thirty days’ written notice to the other party.

Under the Master Services Agreement, the Administrator is liable for any damages resulting from the willful misfeasance, bad faith or gross negligence of the Administrator as a result of the performance or non-performance by the Administrator of its obligations and duties under the agreement. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive, consequential or exemplary damages or lost profits, of any kind whatsoever under any provision of the Master Services Agreement or for any such damages arising out of any act or failure to act thereunder.

Custodian

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.

Fund Expenses

Fund Operating Expenses

The Fund bears all expenses and costs incurred in the conduct of the Fund’s business, including, without limitation the following: (i) all of the legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares; (ii) ordinary administrative and operating expenses, including the Management Fee and all expenses associated with the pricing of Fund assets; (iii) risk management expenses; (iv) ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), custodial costs, and interest charges; (v) professional fees (including, without limitation, expenses of consultants, experts, and specialists); (vi) fees and expenses in connection with repurchase offers and any repurchases of Fund shares of beneficial interest; (vii) office space, office supplies, facilities and equipment for the Fund; (viii) executive and other personnel for managing the affairs of the Fund, other than for the provision of portfolio management services provided by the Adviser; (ix) any of the costs of preparing, printing and distributing sales literature; (x) compensation of trustees of the Fund who are not directors, officers or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser; (xi) registration, filing and other fees in connection with requirements of regulatory authorities; (xii) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; (xiii) charges and expenses of independent accountants retained by the Fund; (xiv) charges and expenses of any transfer agents and registrars appointed by the Fund; (xv) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (xvi) taxes and fees payable by the Fund to federal, state or other governmental agencies; (xvii) any cost of certificates representing shares of the Fund; (xviii) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities; (xix) expenses of meetings of shareholders and trustees of the Fund; (xx) interest, including interest on borrowings by the Fund; (xxi) the costs of services, including services of counsel and any of the costs of printing and mailing, required in connection with the preparation of the Fund’s registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; (xxii) the Fund’s expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses; (xxiii) all filing costs, fees, and any other expenses which are directly related to the investment of the Fund’s assets; and (xxiv) any extraordinary expenses, including any litigation expenses. The Fund bears all fees and expenses related to the identification, evaluation, negotiation, acquisition, due diligence, and closing, of its investments, whether or not consummated, including its allocated percentage of any such fees and expenses related to primary and secondary investments in Portfolio Funds and investments made with other parties.

The Portfolio Funds bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund bears a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

Expense Limitation Agreement

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the average daily net assets of the applicable class of Shares of the Fund) of 2.00%, 2.15% and 1.90% with respect to Class I Shares, Class II Shares and Class III Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: the management fee, brokerage commissions and other transactional expenses (including fees, legal costs and brokerage commissions associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, and other investments), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

The Expense Limitation Agreement will continue in effect through July 31, 2025, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board.

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are expensed as incurred. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the closing date of the initial offering. The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

The Adviser and Sub-Adviser may from time to time engage in financial advisory activities that are independent from, and may conflict with, those of the Fund. In the future, there might arise instances where the interests of the Adviser and/or Sub-Adviser conflict with the interests of the Fund. The Adviser and/or Sub-Adviser may from time to time provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund), which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, and which may compete with the Fund for investment opportunities. In addition, the Adviser and/or Sub-Adviser and each of its respective clients may from time to time invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities.

Although the Adviser and Sub-Adviser will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or Sub-Adviser will be appropriate for the Fund or will be referred to the Fund. Neither the Adviser nor the Sub-Adviser is obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and Sub-Adviser may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund, the Adviser and Sub-Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Allocation of the Adviser’s and Sub-Adviser’s time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and each of the Adviser and Sub-Adviser to implement the Fund’s investment strategy with respect to the assets of the Fund. The Adviser and Sub-Adviser may in the future be involved with activities that are unrelated to the Fund. For example, neither the Adviser nor the Sub-Adviser is restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, the Sub-Adviser and their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other clients of the Adviser and Sub-Adviser. The Adviser, the Sub-

Adviser and their employees will devote only as much of their time to the Fund’s business as the Adviser, the Sub-Adviser and their employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, the Sub-Adviser and their employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s and Sub-Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation arrangements

The Adviser will receive fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to the maximum amount of assets that could effectively be managed pursuant to the Fund’s investment strategy to justify the continued offering of equity by the Fund, which would allow the Adviser to earn increased Management Fees.

Dividends and Distributions

The Fund contemplates distributing all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually and will declare dividends and pay dividends consisting of ordinary income, if any, quarterly. A Shareholder’s dividends and capital gain distributions will be automatically reinvested if the Shareholder does not instruct the Administrator otherwise. A Shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Any distributions reinvested will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form) identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of a Shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent disposition of the Shares. See “Certain Tax Considerations.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, and intends to qualify and to be treated each year, as a RIC. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code) and any net tax-

exempt interest income for such year. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Certain Tax Considerations.”

Dividend Reinvestment

Unless a Shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of Shares will be automatically reinvested by the Fund in additional Shares of the corresponding class, which will be issued at the net asset value per Share determined as of the ex-dividend date. Additional information regarding dividend reinvestment or to elect not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Administrator at PO Box 541150, Omaha, NE 68154-9150 or 833-668-3414.

Outstanding Securities

As of the date of this Prospectus, the following number of Shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	N/A	$100,000

Quarterly Repurchase Offers

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes quarterly offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s policy. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis. The Fund expects to make its first repurchase offer in the second quarter of 2024.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase with cash at least 5% and up to 25% of its Shares at the applicable NAV per Share on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Dates

The Fund will make quarterly repurchase offers every three months (March, June, September and December). As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than fourteen days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least twenty-one (21) and no more than forty-two (42) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

●	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

●	The date on which a shareholder’s repurchase request is due.

●	Any fees applicable to the repurchase.

●	The date that will be used to determine the NAV per Share of the respective Share class applicable to the repurchase offer (the “Repurchase Pricing Date”).

●	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.

●	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV per Share.

●	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender Shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a Shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the Shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted. If a Shareholder’s authorized intermediary will submit his or her repurchase request, the Shareholder should submit his or her request to the authorized intermediary in the form requested by the authorized intermediary sufficiently in advance of the Repurchase Request Deadline to allow the authorized intermediary to submit the request to the Fund. If a Shareholder’s authorized intermediary is unable or fails to submit the Shareholder’s request to the Fund in a timely manner, or if the Shareholder fails to submit his or her request to the Shareholder’s authorized intermediary, the Shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the fourteenth (14th) day after the Repurchase Request Deadline (or the next business day, if the fourteenth day is not a business day). The Fund expects to distribute payment to Shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, Shareholders may obtain the current NAV by visiting the Fund’s website (www.meketacapital.com) or calling the Fund’s transfer agent, Ultimus Fund Solutions, LLC, at 833-668-3414.

Early Repurchase Fees/Redemption Charges

A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased.

The Early Repurchase Fee may be waived for certain categories of Shareholders or transactions. For example, the early repurchase fee will be waived on repurchases of Shares (i) in the event of the Shareholder’s death or disability; (ii) that result from required minimum distributions taken from retirement accounts when the Shareholder reaches age 70½; (iii) that result from returns of excess contributions made to retirement plans or individual retirement accounts; (iv) to satisfy participant loan advances by employer sponsored retirement plans; and (v) in connection with distributions qualifying under the hardship provisions of the Code. Restrictions may apply to certain accounts and certain transactions. The Fund reserves the right to change these terms at any time. Any change will apply only to Shares purchased after the effective date of such change.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, for repurchases of Shares not otherwise subject to an Early Repurchase Fee, the Fund is permitted to allocate to Shareholders, whose Shares are repurchased, costs and charges imposed by the Portfolio Funds, if the Investment Committee determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. The maximum amount of any such charges is 2.00% of the value of the Shares repurchased.

In the event that the Adviser or Sub-Adviser holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer only in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, and only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The Fund will provide notice to shareholders of any suspension or postponement of a repurchase offer.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund as of the Repurchase Request Deadline. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

These and other possible risks associated with the Fund’s repurchase offers are described under “General Risks — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain Tax Considerations” below.

Calculation of Net Asset Value; Valuation

The Fund calculates the net asset value (“NAV”) of each class of Shares of the Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m. Eastern Time) on each day the NYSE is open for trading (each, a “Determination Date”). The NYSE is open every week, Monday through Friday, except on days when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. The NYSE holiday schedule is subject to change without notice. If the NYSE closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time.

In determining the net asset value of each class of Shares, the Fund values its investments as of the relevant Determination Date. The NAV per share of each class of the Fund is calculated, unless otherwise noted, by dividing the value of the total assets of the class, as applicable, less all of the liabilities attributable to the class, including accrued fees and expenses, by the total number of Shares outstanding of such class, each determined as of the relevant Determination Date.

The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5 under the 1940 Act. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. The valuation designee oversees the implementation of the Valuation

Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures. The Valuation Committee assists the valuation designee in making valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed by the valuation designee and approved by the Board.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Primary and secondary investments in Portfolio Funds are generally valued based on the latest net asset value reported by the Portfolio Fund Manager. If the net asset value of an investment in a Portfolio Fund is not available at the time the Fund is calculating its net asset value, the Valuation Committee will consider any cash flows since the reference date of the last net asset value reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last net asset value reported by the Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Valuation Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund that is reasonably available at the time the Fund values its investments. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Committee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Committee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Adviser, Valuation Committee valuation designee, the Fair Value Committee or the Board will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

The Adviser may in the future act as investment adviser to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a daily basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Valuation Committee regarding appropriate valuations should prove incorrect.

Certain Tax Considerations

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment). An investment in the Fund may result in liability for the federal alternative minimum tax to shareholders subject to such tax. Shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Fund.

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency, or opinion of counsel, with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long- term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. Since the Fund generally would be required to pay tax on any retained net capital gains at the Fund’s regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Shareholder’s liability for U.S. federal income tax. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For purposes of the required Excise Tax distribution, the income and gains of Portfolio Funds are expected to be treated as arising in the hands of the Fund at the time realized and recognized by the Portfolio Funds. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax on the portion of undistributed income and gains of the Fund.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

○	no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments

The Fund may invest in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Portfolio Funds, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a U.S. federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Portfolio Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Funds that would otherwise be consistent with their investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Shareholders.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.

Failure to Qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation for (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

Distributions are taxable as described herein whether Shareholders receive them in cash or reinvest them in additional Shares.

The Fund will conduct quarterly repurchase offers for a portion of its outstanding Shares. Shareholders who sell all Shares held, or considered to be held, by them pursuant to a repurchase offer will be treated as having sold their Shares and generally will realize a capital gain or loss, as discussed in the following paragraph. If a Shareholder sells fewer than all of its Shares pursuant to a repurchase offer, such Shareholder may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the sale of its Shares, unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such Shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Shareholder’s tax basis in its Shares, and thereafter as capital gain. Where the Shareholder is treated as receiving a dividend, there is a risk that non-tendering Shareholders and Shareholders who sell some but not all of their Shares, in each case whose percentage interests in the Fund increase as a result of such repurchase, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares pursuant to a repurchase offer in a transaction that is treated as a sale or exchange for U.S. federal income tax purposes. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders will be considered “covered” securities. You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method with respect to your Shares.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder, or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Actual or deemed distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or repurchase of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund (but not both) equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or repurchase of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

*   *   *   *   *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH SHAREHOLDER SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA, Keogh plan or other plan which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

DOL Regulations at 29 CFR 2510.3-101, as amended by Section 3(42) of ERISA (the “Plan Asset Regulations”) concern whether investment by a plan in an entity will result in the assets of the entity being deemed “plan assets” and therefore subject to ERISA. The Plan Asset Regulations contain a general rule that when an “employee benefit plan” subject to ERISA invests in an entity, and the interest acquired by the plan is neither a publicly-offered security nor a security issued by a registered investment company, the plan’s assets include both its interest in the entity and an undivided interest in each of the underlying assets of the entity, unless an exception applies. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA and/or the Code. Thus, it is not intended that the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Shareholders that are Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibit a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Shareholders that are Plans should consult with counsel to determine if participation in the Fund is a prohibited transaction under ERISA or the Code. A nonexempt prohibited transaction could result in significant penalties, liabilities, excise taxes or other adverse consequences to the relevant fiduciary, party in interest or disqualified person, as applicable. Fiduciaries of Shareholders that are Plans will be required to represent that the decision to invest in the Fund was made by fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption.

Employee benefit plans which are not subject to ERISA, such as governmental plans, church plans and plans maintained outside of the United States, may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to ERIS or Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Shareholders that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

Description of Shares

The Fund is authorized to offer three separate classes of Shares designated as Class I Shares, Class II Shares and Class III Shares. While the Fund presently plans to offer three classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class I Shares, Class II Shares and Class III Shares described herein, including without limitation, in the following respects, subject to shareholder approval if required under applicable law: (1) the amount of fees permitted by a distribution and/or service plan or shareholder servicing plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any conversion features, as permitted under the 1940 Act.

The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. As of the date of this Prospectus, Class II Shares are not offered to investors.

Purchasing Shares

Purchase Terms

The minimum initial investment in the Fund is $1,000,000 for Class I Shares, $50,000 for Class II Shares and $25,000,000 for Class III Shares, and the minimum additional investment in the Fund is $5,000 for each class of Shares. For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased by such intermediary for Class III Shares and within six months from the initial purchase for Class I Shares and Class II Shares by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $5,000.

The stated investment minimums may be waived for investments by current or retired officers and Trustees of the Fund, as well as their family members; current or retired officers, principals, employees and members of the Investment Adviser Board of the Adviser and affiliated companies of the Adviser; the immediate family members of any such officer, principal, employee or Investment Adviser Board member (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the stated

investment minimums may be reduced by the Fund in the discretion of the Adviser based on consideration of various factors, including the Shareholder’s overall relationship with the Adviser and such other matters as the Adviser may consider relevant at the time. As noted above, the Fund may aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

As of the date of this Prospectus, Class II Shares are not offered to investors.

Shares will generally be offered on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent subscriptions to purchase Shares must be accompanied by payment in cash. The Fund or an investor’s financial intermediary must receive a subscription to purchase Shares and the accompanying payment no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for the subscription to be effected at that day’s net asset value. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.

Additional Information

Futures Transactions

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Therefore, the Adviser (with respect to the Fund) is not subject to registration or regulation as a commodity pool operator under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (collectively “commodity interests”). In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. The Fund’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Summary of the Declaration of Trust

The Fund is a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated July 31, 2023. The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. The Declaration of Trust provides that the Trustees may authorize separate series or classes of Shares of beneficial interest of the Fund. All shares of a class have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting. The Board may from time to time, without a vote of shareholders or any class, divide or combine the shares (without thereby materially changing the proportionate beneficial interest of the shares or a class in the assets held with respect to the Fund or such class), or reclassify the shares or a class into shares of one or more classes (whether the shares to be classified or reclassified are issued and outstanding or unissued) and whether such shares constitute part or all of the shares of the Fund or such class.

Shareholders of a class of shares are entitled to share in proportion to the number of shares of such class held in dividends declared by the Board payable to holders of such class of shares and in the net assets of the Fund available for distribution to holders of such class of shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of shares of the Fund in accordance with the NAV of such classes.

The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under federal securities laws, any claims, suits, actions or proceedings asserting a claim arising out of or relating in any way to the Fund, the Delaware Act, or the Declaration of Trust shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the Superior Court of the State of Delaware; and (ii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. In submitting to the jurisdiction of the courts of Delaware, a Trustee, officer, or Shareholder may have to bring suit in an inconvenient and less favorable forum.

The Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Fund only if certain conditions are met, including in certain cases that a shareholder make a pre-suit demand upon the Fund’s Trustees to bring the subject action and that the Trustees be afforded a reasonable amount of time to consider such request and to investigate the basis of such claim. Where demand upon the Fund’s Trustees is required, no shareholder may maintain a derivative action on behalf of the Fund unless holders of at least 10% or more of the total combined net asset value of all of the outstanding shares, or of the series or class to which such action relates if it does not relate to all series and classes, join in the bringing of such action, but the 10% requirement does not apply to claims asserted under the U.S. federal securities laws. Any decision by the Trustees after considering such demand to bring, maintain or settle (or not bring, maintain or settle) such action shall be binding upon shareholders.

The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by action of a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

The Trustees may require any shareholder or group of shareholders to redeem Shares, including upon: (i) the determination of the Trustees that shareholder ownership would disqualify the Fund as a RIC under the Code, (ii) the failure of a shareholder to supply a tax identification number if required, or to have the minimum investment required, (iii) if deemed to adversely affect the management of the Fund or not to be in the best interests of the remaining shareholders of the Fund or class or (iv) the failure of a shareholder to pay for the purchase of Shares issued to them when due.

Independent Registered Public Accounting Firm; Legal Counsel

The Board has selected Cohen & Company, Ltd., 151 N. Franklin Street, Suite 575, Chicago, IL 60606, as independent registered public accountants for the Fund.

Ropes & Gray LLP, serves as counsel to the Fund and the Independent Trustees of the Fund.

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: Ultimus Fund Solutions, LLC, PO Box 541150, Omaha, NE 68154-9150.

Privacy Notice

FACTS	WHAT DOES MEKETA INFRASTRUCTURE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number
	●	Assets
	●	Retirement Assets
	●	Transaction History
	●	Checking Account Information
	●	Purchase History
	●	Account Balances
	●	Account Transactions
	●	Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Meketa Infrastructure Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions?	Call 833-668-3414

Who we are
Who is providing this notice?	Meketa Infrastructure Fund

What we do
How does Meketa Infrastructure Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Meketa Infrastructure Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Meketa Infrastructure Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	Meketa Infrastructure Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Meketa Infrastructure Fund does not jointly market.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 21, 2023

STATEMENT OF ADDITIONAL INFORMATION

Meketa Infrastructure Fund

Class I Shares

Class II Shares

Class III Shares

Dated [  ]

c/o Meketa Capital, LLC

80 University Avenue

Westwood, MA 02090

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Meketa Infrastructure Fund (the “Fund”) dated [ ] as it may be further amended or supplemented from time to time. A copy of the Prospectus and annual or semi-annual reports for the Fund, when available, may be obtained without charge by writing to the Fund at Ultimus Fund Solutions, LLC, PO Box 541150, Omaha, NE 68154-9150, or by calling the Fund toll-free at 833-668-3414. These documents may also be accessed without charge on the Fund’s website (www.meketacapital.com).

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS	2
BOARD OF TRUSTEES AND OFFICERS	9
CODES OF ETHICS	13
INVESTMENT MANAGEMENT AND OTHER SERVICES	13
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	18
ADMINISTRATOR; COMPLIANCE AND TREASURY SERVICES	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	18
CUSTODIAN	18
CALCULATION OF NET ASSET VALUE	18
PROXY VOTING POLICIES AND PROCEDURES	19
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	19
FINANCIAL STATEMENTS	19
ADDITIONAL INFORMATION	19
Appendix A – PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B – FINANCIAL STATEMENTS	B-1

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INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (the “Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less.

The Fund:

(1)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, the 1940 Act, rules, or regulations.

(2)	May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3)	May make loans to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5)	May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6)	May purchase, sell or hold real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7)	May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations; provided that the Fund will concentrate investments in the infrastructure industry.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund. For

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purposes of determining compliance with investment restriction (7) above related to concentration of investments, Portfolio Funds are not considered part of any industry or group of industries, but the Fund will consider the then-existing concentration of investments in Portfolio Funds, to the extent they are known to the Fund, when making additional investments.

The Fund’s investment policies and restrictions apply only to investments made by the Fund directly (or any account consisting solely of the Fund’s assets) and do not apply to the activities and the transactions of the Portfolio Funds.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities:

(a)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule.

(b)	The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board of Trustees of the Fund (the “Board”) in accordance with Rule 23c-3 under the 1940 Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule.

(c)	The date on which the Fund’s net asset value (“NAV”) per Share applicable to a repurchase offer is calculated will occur no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day if the fourteenth calendar day is not a business day).

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by Portfolio Funds in which the Fund invests. There are few limits on the types of investments the Fund and the Portfolio Funds may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to its investment objective and policies as described in the Prospectus and the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Equity Securities

The Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private equity focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock. Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed- income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative Instruments

Although not a principal investment strategy, the Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Transactions in derivative instruments present risks such as those arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Investment Committee or the Portfolio Fund Managers could present significant risks, including the risk of losses in excess of the amounts invested. The Fund’s ability to avoid risk through investment or trading in derivatives will depend on the ability to anticipate changes in the underlying assets, reference rates or indices.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and continues to be subject to modification by government, self-regulatory organization and judicial action. Derivatives regulations may make it more difficult and costly for investment funds, including the Fund, to enter into derivative transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Global regulatory measures, including mandatory clearing and margin requirements, may reduce the availability of some types of derivative instruments or may cause uncertainty in and/or fragmentation of the markets for a variety of derivative instruments. The effect of current and any future regulatory change on the Fund or a Portfolio Fund could be adverse.

Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions.

Options and Futures. A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over the counter, the Portfolio Fund’s portfolio bears additional risk that the counterparty that wrote the option

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will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying asset at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying asset at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying instrument. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying asset and to the possibility that it might hold the underlying asset in order to protect against depreciation in the market price of the asset during a period when it might have otherwise sold the asset. The seller of a covered call option assumes the risk of a decline in the market price of the underlying asset below the purchase price of the underlying asset less the premium received and gives up the opportunity for gain on the underlying asset above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying asset above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying asset. The seller of a covered put option assumes the risk of an increase in the market price of the underlying asset above the sales price (in establishing the short position) of the underlying asset plus the premium received and gives up the opportunity for gain on the underlying asset below the exercise price of the option. If the seller of a security put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying asset below the exercise price of the option. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying asset.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same underlying asset with the same exercise price and expiration date as the option that it has previously written on such asset. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

A Portfolio Fund may enter into equity futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Trading in options and futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular options or futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures and options on futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily

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limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures and options on futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund.

The CFTC and domestic futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions that any person, or group of persons acting in concert, may hold or control in particular futures and options contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that different clients managed by a Portfolio Fund Manager, the Adviser and/or the Sub-Adviser may be aggregated for this purpose. Therefore, the trading decisions of a Portfolio Fund, a Portfolio Fund Manager, the Investment Committee may have to be modified and positions held by a Portfolio Fund or the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund and/or a Portfolio Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s and/or a Portfolio Fund’s investment strategy.

Successful use of options and futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the relevant options or futures contract. To compensate for imperfect correlations, a Portfolio Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Portfolio Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

An equity index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the price of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific interest rate asset at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, the Adviser (with respect to the Fund) is not subject to registration or regulation as a commodity pool operator under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (collectively “commodity interests”). In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. The Fund’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

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Call and Put Options on Securities Indexes. A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Yield Curve Options. A Portfolio Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and Warrants. A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate, Mortgage and Credit Swaps. A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent

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commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed payments in exchange for assuming potential credit losses on an underlying reference obligation. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps. A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. These swaps are typically cash-settled, -privately negotiated transactions with financial institutions, including securities brokerage firms in the over-the-counter market.

Currency Swaps. A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance. As with all swaps, if there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction, but there is no guarantee the Portfolio Fund will be successful in enforcing such rights or will be able to enforce such rights without significant delays and/or incurring significant expenses.

Total Return Swaps. A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions. A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Counterparty Risk

The Fund and a Portfolio Fund (as applicable) will be subject to the credit risk presented by another party (whether a clearing corporation and clearing broker in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) to the extent the party promises to honor an obligation to the Fund or Portfolio Fund (as applicable) with respect to a transaction, such as derivatives transactions. There can be no assurance that a counterparty will be able or willing to meet its obligations. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided and is entitled to recover.

Regulatory requirements may also limit the ability of a Portfolio Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union (“EU”), the United Kingdom (“UK”) and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU or the UK, the liabilities of such counterparties to a Portfolio Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

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Additional Method of Investing in a Portfolio Fund

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund or where the Investment Committee elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the 1940 Act). On occasions where the Investment Committee determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.

Risks Related to LIBOR Transition & Reference Benchmarks

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and the transition to new reference rates continues. Markets in these new rates are developing, but questions around liquidity and how to appropriately mitigate any economic value transfer as a result of the transition remain a concern. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. The impact of the transition away from LIBOR on the Fund or Portfolio Fund or the financial instruments in which the Fund or Portfolio Fund invests cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Additionally, there could be other consequences which cannot be predicted.

Portfolio Turnover

Purchases and sales of portfolio investments may be made as considered advisable by the Investment Committee in the best interests of the Fund. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any profits or gains realized from portfolio transactions generally are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio investments for the fiscal year by the monthly average of the value of the portfolio investments owned by the Fund during the fiscal year. In determining such portfolio turnover, all investments whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the investments in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Committee deem it advisable to purchase or sell investments.

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BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s agreement and declaration of trust (“Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The trustees of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees of the Board are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below. See “Board of Trustees and Officers—Independent Trustees” and “Board of Trustees and Officers—Interested Trustees and Officers.”

To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

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Independent Trustees

“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act). The address of each person below is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Brien Biondi (1962)	Trustee	Since Inception	Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016-Present); Chief Executive Officer and Founder, The Biondi Group (2011-Present)	2	None

Clifford J. Jack (1963)	Trustee	Since Inception	President and CEO of Augustar Retirement (2023-Present); Board of Advisors, National Financial Realty (2015-2023)	2	None

Sean Kearns (1970)	Trustee	Since Inception	Principal, Vicarage Associates LLC (2019-Present); Chief Executive Officer, A World of Tile (2004-2019)	2	None

(1)	Under the Fund’s Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
(2)	For the purposes of this table, “Fund Complex” includes Meketa Infrastructure Fund and Primark Private Equity Investments Fund.

Interested Trustees and Officers

The address of each person below is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Michael Bell (1962)	Trustee, President and Principal Executive Officer	Since 2023	CEO, Meketa Capital (2023 – present); CEO, Primark Advisors LLC (2019-Present); Managing Director, Forum Investment Group (2022-2023); Trustee, Forum Multifamily REIT (2023 – present); Trustee, Forum Real Estate Income Fund (2021-2022); CEO, Global Financial Private Capital (2015-2019)

Derek Mullins (1973)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2023	Managing Partner, PINE Advisor Solutions (2018-Present); Principal Financial Officer, Destra Investment Trust, BlueBay Destra International & Event Driven Credit Fund and Destra Multi-Alternative Fund (2018-Present); Principal Financial Officer, XAI Octagon Floating Rate & Alternative Income Term Trust (2020-Present); Principal Financial Officer, Bow River Capital Evergreen Fund (2021-Present); Principal Financial Officer, Forum Real Estate Income Fund (2021-Present), Principal Financial Officer, Altmore BDC Inc.(2021- present); Director of Operations, ArrowMark Partners LLC (2009-2018); Chief Financial Officer and Treasurer, MeridianFund, Inc. (2013-2018)

Jesse D. Hallee (1976)	Secretary	Since 2023	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (2022-Present); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019-2022); Vice President and Managing Counsel, State Street Bank and Trust Company (2013-2019)

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Brian T. MacKenzie (1980)	Chief Compliance Officer and AML Compliance Officer	Since 2023	Director, PINE Advisor Solutions (2022 to present); Chief Compliance Officer, Sweater Cashmere Fund (2022 – Present); Head of Portfolio Surveillance and Reporting, Janus Henderson Investors (2018-2022); Vice President, Brown Brothers Harriman (2006 to 2018).

Marcie McVeigh (1979)	Assistant Treasurer	Since 2023

Director of CFO Services, PINE Advisor Solutions (2020-Present); Principal Financial Officer, Kelly Strategic ETF Trust (2021 -present); Principal Financial Officer, Sweater Cashmere Fund (2022 - present); Assistant Treasurer, Destra Investment Trust, BlueBay Destra International & Event Driven Credit Fund and Destra Multi-Alternative Fund (2020-Present); Assistant Treasurer, Emles Trust (2020-Present); Assistant Treasurer, Bow River Capital Evergreen Fund (2021-Present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019-2020); Senior Financial Reporting Specialist, American Century Investments (2011-2018)

(1)	Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of 4 members, 3 of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Clifford J. Jack, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the Sub-Adviser and

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other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, the Sub-Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, the Sub-Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Principal Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor, sub-administrator and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee. The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees.

Trustee Ownership of Securities

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(3)
Independent Trustees
Brien Biondi	None	$50,001-$100,000
Clifford J. Jack	None	None
Sean Kearns	None	None

Interested Trustee
Michael Bell(2)	$0	$50,001-$100,000

(1)	As of the date of this SAI, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.
(2)	Includes beneficial ownership through Primark Advisors LLC investments in the Primark Private Equity Investments Fund.
(3)	For the purposes of this table, “Family of Investment Companies” includes Meketa Infrastructure Fund and Primark Private Equity Investments Fund.

Independent Trustee Ownership of Securities

None of the Independent Trustees (or their immediate family members) owned securities of the Adviser or Sub-Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser or Sub-Adviser.

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Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an annual retainer of $40,000, paid quarterly. Trustees that are interested persons are not compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees(1)(2)
Brien Biondi	$10,000	$50,000
Clifford J. Jack	$10,000	$50,000
Sean Kearns	$10,000	$50,000

(1)	For the purposes of this table, “Fund Complex” includes Meketa Infrastructure Fund and Primark Private Equity Investments Fund.
(2)	Total compensation includes estimated amounts for the Fund’s initial year and compensation from the remainder of the Fund Complex for the most recent completed fiscal year.

CODES OF ETHICS

The Fund, the Adviser, and Sub-Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Fund, the Adviser, and Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Meketa Capital LLC (“Meketa” or the “Adviser”), located at 80 University Avenue, Westwood, MA 02090, serves as the investment adviser of the Fund. The Adviser is a subsidiary of Meketa Investment Group, Inc. (“Meketa Investment Group” or the “Sub-Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser was formed by Meketa Investment Group on August 23, 2023 under the laws of the State of Delaware to provide institutional quality investment advisory services to the registered investment adviser and intermediated investor marketplace. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective and policies of the Fund, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund. The Adviser provides such services to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”).

The Investment Management Agreement will continue in effect for two years from the date of the Fund’s commencement of operations, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) and is terminable without penalty (i) on sixty (60) days’ written notice to the Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or (ii) on ninety (90) days’ written notice to the Fund by the Adviser. A discussion regarding the

13

basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual report to shareholders covering the period from the commencement of the Fund’s operations through March 31, 2024.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties thereunder, the Adviser will not be liable to the Fund or to any Shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. The Investment Management Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of the Adviser, its affiliates and any of their respective partners, members, directors, officers, employees and shareholders from and against any and all claims, liabilities, damages, losses, costs and expenses that arise out of or in connection with the performance or non-performance of or by such person of any of the Adviser’s responsibilities under the Investment Management Agreement, provided that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Fund, and so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence or reckless disregard of such person’s obligations under the Investment Management Agreement.

The Investment Management Agreement authorizes the Adviser to delegate any or all of its responsibilities with respect to portfolio management services to one or more parties that may or may not be affiliated with the adviser (each such party, a “sub-adviser”), in each case pursuant to a written sub-advisory agreement approved by the Trustees and, if required by law, the shareholders of the Fund. The Investment Management Agreement provides that, in the event that the Adviser delegates all or any part of its responsibilities under the Investment Management Agreement, the Adviser will furnish the following oversight services: (i) supervising and overseeing each sub-adviser’s provision of portfolio management services; (ii) analyzing and reviewing the performance of each sub-adviser and reporting to the Board regarding same; (iii) reviewing and considering any changes in the ownership, senior management, or personnel fulfilling the obligations of each sub-adviser and reporting to the Board regarding same; (iv) conducting periodic diligence meetings with respect to compliance matters with representatives of each sub-adviser; (v) assisting the Board and management of the Fund in developing and reviewing information with respect to the approval and renewal of each agreement with a sub-adviser and presenting related recommendations to the Board; (vi) identifying potential successors to or replacements of any sub-adviser, or any potential additional sub-adviser, and presenting related recommendations to the Board; (vii) compensating each sub-adviser from the Adviser’s own resources; and (viii) performing such other review and reporting functions as the Board shall reasonably request.

In consideration of the advisory and other services provided by the Adviser to the Fund under the Investment Management Agreement, the Fund will pay the Adviser an investment management fee (the “Management Fee”) at the annual rate of 1.50% of the average daily net assets of the Fund (or such lesser amount as the Adviser may from time to time agree to receive). The Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Management Fee will be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board may determine and specify in writing to the Adviser.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the average daily net assets of the applicable class of Shares of the Fund) of 2.00%, 2.15% and 1.90% with respect to Class I Shares, Class II Shares and Class III Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other transactional expenses (including fees, legal costs and brokerage commissions associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, and other investments), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

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The Expense Limitation Agreement will continue through in effect through July 31, 2025 and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than ten (10) days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board.

The Sub-Adviser

Meketa Investment Group, located at 80 University Ave, Westwood, Massachusetts, serves as the sub-adviser to the Fund. Meketa Investment Group has offices in the United States, and affiliates in the United States and in the United Kingdom. Meketa Investment Group is an independent, employee-owned firm, with over seventy shareholders. The firm’s founder, Mr. James Meketa, owns approximately 22.7% of the firm’s stock as of December 31, 2022. The Sub-Adviser began business in 1974 as a partnership and was incorporated in Massachusetts in 1978. The Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act.

Subject to the general supervision of the Board and the Adviser, and in accordance with the investment objective and policies of the Fund, the Sub-Adviser has been engaged by the Adviser to manage the investment and reinvestment of the assets of the Fund. The Sub-Adviser provides such services to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser.

The Sub-Advisory Agreement has an initial two-year period, and unless otherwise terminated, will continue in effect for two years from such date, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) and is terminable without penalty: (i) on sixty (60) days’ written notice to the Sub-Adviser by the Adviser, by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) by the Sub-Adviser at any time on sixty (60) days’ written notice to both the Adviser and the Fund, provided that the Adviser consents in writing to such termination; or (iii) by the Sub-Adviser on sixty (60) days’ written notice to both the Adviser and the Fund, at any time after the first anniversary of the Effective Date of this Agreement. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s first annual report to shareholders covering the period from the commencement of the Fund’s operations through March 31, 2024.

The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties thereunder, the Sub-Adviser will not be liable to the Adviser, the Fund or to any Shareholder of the Fund or to any other person, firm or organization, for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, or connected with, rendering services thereunder.

In consideration of the advisory and other services provided by the Sub-Adviser under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of 0.40% of the average daily net assets of the Fund.

Conflicts of Interest

The Adviser and Sub-Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser and Sub-Adviser each have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser and Sub-Adviser each seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser and Sub-Adviser each have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

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Compensation of the Management Team

Compensation for the professional staff of the Adviser and the Sub-Adviser includes: (i) a competitive base salary; (ii) participation in one or more incentive compensation plans that are merit-based and discretionary; (iii) each firm’s profit-sharing plan with 401(k) provision (the profit-sharing plan is available to all employees following thirty days of employment and includes a company-matching provision); and (iv) each firm’s senior staff participates in equity ownership and incentive compensation. Each firm’s Senior employees participate in direct ownership, while additional employees participate in a deferred compensation program. The Adviser and the Sub-Adviser intend to continue to expand the ownership of each firm to other senior professionals.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of December 31, 2022.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Lisa Bacon	0	0	0	0	12	$1,249
Michael Bell	1	$154	0	0	0	0
John A. Haggerty	1	$154	0	0	45	$7,930
Steven Hartt	1	$154	0	0	45	$7,930
Amy Hsiang	1	$154	0	0	1	$420
Stephen P. McCourt	1	$154	0	0	4	$7,427
Ethan Samson	1	$154	0	0	45	$7,930
Peter S. Woolley	1	$154	0	0	3	$3,568

(1)	Includes the Fund.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of December 31, 2022.

	Registered Investment Companies for which the Adviser/Sub-Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser/Sub-Adviser receives a performance-based fee		Other Accounts managed for which the Adviser/Sub-Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Lisa Bacon	0	$0	0	$0	0	$0
Michael Bell	0	$0	0	$0	0	$0
John A. Haggerty	0	$0	0	$0	0	$0
Steven Hartt	0	$0	0	$0	0	$0
Amy Hsiang	0	$0	0	$0	0	$0
Stephen P. McCourt	0	$0	0	$0	0	$0
Ethan Samson	0	$0	0	$0	0	$0
Peter S. Woolley	0	$0	0	$0	0	$0

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Management Team Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Lisa Bacon	$0
Michael Bell	$500,001-$1,000,000(1)
John A. Haggerty	$0
Steven Hartt	$0
Amy Hsiang	$0
Stephen P. McCourt	$0
Ethan Samson	$0
Peter S. Woolley	$0

(1)	Includes direct ownership as well as beneficial ownership through the Adviser’s investments in the Fund.

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PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser and the Sub-Adviser will seek best execution for securities transactions executed on the Fund’s behalf, so that the Fund’s total cost or proceeds in each transaction is the most favorable under the circumstances. In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser and the Sub-Adviser will consider the full range and quality of a broker’s services in placing brokerage, including, among other things: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility, and responsiveness.

In selecting a broker to effect transactions on behalf of the Fund, the Adviser and the Sub-Adviser may also consider the value of research provided by the broker; however, a broker’s sale or promotion of Shares will not be a factor considered by the Adviser or Sub-Adviser, nor will the Fund, the Adviser, the Sub-Adviser or the Distributor enter into any agreement or understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Shares.

In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. Given the private equity focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.

ADMINISTRATOR; COMPLIANCE AND TREASURY SERVICES

Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and the Administrator. The Fund pays Ultimus fees in accordance with the Master Services Agreement for such services. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund.

PINE Advisors LLC, 501 S. Cherry St., Suite 610, Denver, Colorado 80246, provides compliance and treasury services to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Cohen & Company, Ltd., 151 N Franklin Street, Suite 575, Chicago, IL, 60606, as independent registered public accountants for the Fund.

Ropes & Gray LLP, serves as counsel to the Fund and the Independent Trustees of the Fund.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.

CALCULATION OF NET ASSET VALUE

The Fund will calculate the net asset value of each class of Shares as of the close of business on each business day (each, a “Determination Date”). In determining the net asset value of each class of Shares, the Fund will value its investments as of the relevant Determination Date. The net asset value of each class of the Fund will equal, unless otherwise noted, the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Sub-Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 833-668-3414 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A control person may be able to determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this Prospectus, the Adviser owned of record and beneficially 100% of the outstanding Shares of the Fund.

FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by Cohen & Company, Ltd. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports, when available, upon request and free of charge by contacting the Fund at 833-668-3414.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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Appendix A – PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies and Procedures

The Fund’s Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to Meketa Investment Group, Inc. (“Meketa Investment Group”).

In the event proxy voting is required for the Fund, Meketa Investment Group will elect to vote or not to vote proxies received in a manner consistent with the best interests of the Fund and shareholders. Meketa Investment Group will present to the Board, at least annually, Meketa Investment Group’s Proxy Policies and a record of each proxy voted or not voted by Meketa Investment Group on behalf of the Fund, including a report on the resolution of all proxies identified by Meketa Investment Group involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of Meketa Investment Group, any affiliated person(s) of Meketa Investment Group, the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, Meketa Investment Group will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Meketa Investment Group will abstain from voting.

Meketa Investment Group will use its internal policies and procedures when collecting information for the Fund to complete and file Form N–PX (Form N-PX is used by the Fund to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30). Annually Meketa Investment Group shall send voting information to the Fund’s Administrator, who shall file Form N-PX with the SEC.

A-1

Appendix B – Financial Statements

Meketa Infrastructure Fund

Statement of Assets and Liabilities

As of December 12, 2023

Assets:
Cash	$100,000
Deferred offering costs	154,961
Receivable from Adviser for reimbursement of organizational costs	263,800
Total Assets	518,761

Liabilities:
Accrued offering costs	21,743
Accrued organizational costs	63,844
Payable to Adviser	333,174
Total Liabilities	418,761

Net assets for shares of beneficial interest outstanding	$100,000

Net assets consist of:
Paid-in capital	$100,000

Class I Shares outstanding (unlimited number of shares authorized)	4,000

Net asset value, offering and redemption price per share	$25.00

The accompanying notes are an integral part of these financial statements.

Meketa Infrastructure Fund

Statement of Operations

For the One Day ended December 12, 2023*

Expenses:
Organizational costs (Note 3)	$263,800
Less: Expense reimbursement by Adviser (Note 4)	(263,800)
Net Expenses	-

Net Investment Income	$-

Net Increase (Decrease) from Operations	$-

*	The Fund has had no operations to date other than matters relating to its organization and registration under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Meketa Infrastructure Fund
Notes to the Financial Statements
As of December 12, 2023

(1) ORGANIZATION

Meketa Infrastructure Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management.

Meketa Capital, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund.

The Fund has no operations to date other than those relating to organizational matters, including the issuance of 4,000 Class I shares at $25.00 per share to its initial investor, the Adviser. Class I shares of the Fund are currently the only class offered to investors. The Fund has applied to the Securities and Exchange Commission (“SEC”) for an exemptive order that would permit the Fund to offer more than one class of Shares. Class II Shares and Class III Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Each class of shares has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares.

Class I Shares will be subject to shareholder servicing fees of up to 0.10%, while Class II Shares will be subject to distribution and/or servicing fees of up to 0.25%.

The minimum initial investment in the Fund is $1,000,000 for Class I Shares, $50,000 for Class II Shares and $25,000,000 for Class III Shares, and the minimum additional investment in the Fund is $5,000 for each class of Shares. For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased by such intermediary for Class III Shares and within six months from the initial purchase for Class I Shares and Class II Shares by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $5,000.

Shares will generally be offered at the net asset value (“NAV”) per Share on each regular business day.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at the applicable NAV per Share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the applicable NAV per Share, which is the minimum amount permitted. Written notification of each quarterly repurchase offer will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer).

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of Shareholders or transactions, such as repurchases of Shares in the event of the Shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and as a result follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SHARE VALUATION

The Fund will calculate the NAV of each class of Shares as of the close of business on each business day.

FEDERAL INCOME TAXES

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal corporate income taxes, provided that it distributes substantially all of its net taxable income and gains each year. Therefore, no provision of federal income taxes is required. The Fund’s tax year end is September 30.

As of December 12, 2023, the Fund did not hold any investments.

(3) ORGANIZATIONAL AND OFFERING COSTS

Organization and Offering Costs shall mean all third-party charges and out-of- pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of the interests in the Fund.

The Fund’s offering costs of $154,961, have been recorded as a deferred asset. These offering costs are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight- line basis. The Fund’s organizational costs of $263,800 consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred. Organizational costs incurred by the Fund will be reimbursed by the Adviser, some of which may be subject to recoupment by the Adviser, in accordance with the Fund’s Expense Limitation Agreement discussed in Note 4.

(4) TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and/or to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund (excluding brokerage commissions and other similar transactional expenses (including fees, legal costs and brokerage commissions associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, and other investments), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses) to the annual rate (as a percentage of the average daily net assets of the applicable class of Shares of the Fund) of 2.00%, 2.15% and 1.90% with respect to Class I Shares, Class II Shares and Class III Shares, respectively (the “Expense Cap”). For a period ending three years after the end of the month in which the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through July 31, 2025, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then- current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board.

As of December 12, 2023, $261,800 of the $263,800 waived organization costs, are subject to possible recoupment by the Adviser. The remaining $2,000 was voluntarily reimbursed by the Adviser and is not subject to recoupment.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. In consideration for these services, the Fund pays PINE an annual fee, paid monthly. The Fund also reimburses PINE for certain out-of-pocket expenses.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). The Fund pays Ultimus fees in accordance with the agreement for such services.

Pursuant to a Distribution Agreement, the Fund continuously offers the Class I Shares at their NAV per share through Foreside Fund Services, LLC, the principal underwriter and distributor of the Shares (the “Distributor”). Under the Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries to assist in the distribution of the Shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

Certain officers of the Fund are also employees of the Adviser, PINE and/or Ultimus.

(5) BENEFICIAL OWNERSHIP OF FUND SHARES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 12, 2023, the Adviser owned 100% of the Fund.

(6) INDEMNIFICATIONS

The Fund indemnifies the Fund’s officers and Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(7) SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Meketa Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Meketa Infrastructure Fund (the “Fund”) as of December 12, 2023, the related statement of operations for the one day then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 12, 2023, the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of December 12, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Chicago, Illinois

December 19, 2023

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A:

Not applicable

Included in Part B:

Statement of Assets and Liabilities, filed herewith.

Statement of Operations, filed herewith

Notes to Financial Statements, filed herewith.

Report of Independent Registered Public Accounting Firm, filed herewith.

(2)	Exhibits:

(a)	(1) Certificate of Trust of Meketa Infrastructure Fund (the “Registrant”), dated as of July 31, 2023. (i)

(2) Amended and Restated Agreement and Declaration of Trust of the Registrant, dated as of November 7, 2023. (ii)

(b)	(1) By-Laws of the Registrant. (i)

(c)	Not applicable.

(d)	(1) See portions of Amended and Restated Agreement and Declaration of Trust relating to shareholders’ rights.

(2) See portions of By-laws relating to shareholders’ rights.

(e)	Not applicable.

(f)	Not applicable.

(g)	(1) Investment Management Agreement between the Registrant and Meketa Capital, LLC, dated November 7, 2023, filed herewith.

(2) Sub-Advisory Agreement between Meketa Capital, LLC and Meketa Investment Group, Inc., dated November 7, 2023, filed herewith.

(h)	(1) Distribution Agreement between the Registrant and Foreside Financial Services, LLC (the “Distributor”), dated November 22, 2023, filed herewith.

(2) Distribution Services Agreement between the Registrant and the Distributor, dated November 22, 2023, filed herewith.

(3) Form of Dealer Agreement between the Registrant and the Distributor. (ii)

(4) Distribution and Service (12b-1) Plan. (ii)

(5) Multiple Class Plan. (ii)

(i)	Not applicable.

(j)	(1) Custody Agreement between the Registrant and UMB Bank, n.a. (the “Custodian”), dated November 7, 2023, filed herewith.

(k)	(1) Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC (the “Administrator”), dated November 7, 2023, filed herewith.

(2) Services Agreement between PINE Advisor Solutions, LLC and the Registrant, dated November 7, 2023, filed herewith.

(3) Expense Limitation Agreement dated November 7, 2023, filed herewith.

(4) Shareholder Servicing Plan. (ii)

(l)	Opinion and consent of counsel for the Fund, filed herewith.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Subscription Agreement with Meketa Capital LLC, dated December 12, 2023, filed herewith.

(q)	Not applicable

(r)	(1) Code of Ethics of the Registrant. (ii)

(2) Code of Ethics of Meketa Capital, LLC. (ii)

(3) Code of Ethics of Meketa Investment Group, Inc., filed herewith.

(s)	Not applicable.

(t)	Powers of Attorney. (ii)

Notes

(i)	Filed as an exhibit to Registrant’s Registration Statement on Form N-2, File No. 811-23899 (filed September 1, 2023), and hereby incorporated by reference.

(ii)	Filed as an exhibit to Registrant’s Pre-Effective Amendment No.1 to the Registration Statement on Form N-2, File No. 811-23899 (filed November 9, 2023), and hereby incorporated by reference.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance or Distribution

Securities and Exchange Commission fees	$0.00
Printing and engraving expenses	$25,000
Legal fees	$450,000
Accounting expenses	$10,000
Other Expenses	$15,000
Total	$500,000

Item 28.	Persons Controlled by or under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of December 12, 2023 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Class I Shares	1
Class II Shares	0
Class III Shares	0

Item 30.	Indemnification

The Registrant’s Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

Each of the Registrant’s Distribution Agreement and Form of Dealer Agreement, each incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Investment Management Agreement with Meketa Capital LLC (“Meketa”), incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of Meketa and its personnel under certain circumstances.

The Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Meketa is Delaware limited liability company that offers investment management services. Meketa’s offices are located at 80 University Ave, Westwood, Massachusetts 02090.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Meketa who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, if any, appears under “Management of the Fund” and “Board of Trustees and Officers” in the Prospectus and the Statement of Additional Information, respectively.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable of: (1) Meketa, (2) the Custodian and (3) the Administrator.

1.	Meketa Capital, LLC 80 University Ave Westwood, Massachusetts 02090

2.	UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri 64106

3.	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act.

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and the State of Colorado, on the 20th day of December, 2023.

MEKETA INFRASTRUCTURE FUND

By:	/s/ Michael Bell
	Name:	Michael Bell
	Title:	President, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Bell	Trustee, President,	December 20, 2023
Michael Bell	Principal Executive Officer

/s/ Derek Mullins	Treasurer,	December 20, 2023
Derek Mullins	Principal Financial Officer and Principal Accounting Officer

*/s/ Brien Biondi	Trustee	December 20, 2023
Brien Biondi

*/s/ Clifford J. Jack	Trustee	December 20, 2023
Clifford J. Jack

*/s/ Sean Kearns	Trustee	December 20, 2023
Sean Kearns

*	Power of Attorney

By:	/s/ Michael Bell
Michael Bell
Attorney in Fact

INDEX OF EXHIBITS

Exhibit	Exhibit Name
(2)(g)(1)	Investment Management Agreement between the Registrant and Meketa Capital, LLC
(2)(g)(2)	Sub-Advisory Agreement between Meketa Capital, LLC and Meketa Investment Group Inc.
(2)(h)(1)	Distribution Agreement between the Registrant and Foreside Financial Services, LLC
(2)(h)(2)	Distribution Services Agreement between the Registrant and Foreside Financial Services, LLC
(2)(j)(1)	Custody Agreement between the Registrant and UMB Bank, n.a.
(2)(k)(1)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC
(2)(k)(2)	Services Agreement between PINE Advisor Solutions, LLC and the Registrant
(2)(k)(3)	Expense Limitation Agreement
(2)(l)	Opinion and consent of counsel
(2)(n)	Consent of Independent Registered Public Accounting Firm
(2)(p)	Subscription Agreement with Meketa Capital LLC
(2)(r)(3)	Code of Ethics of Meketa Investment Group, Inc.